AMERITAS VARIABLE SEPARATE ACCOUNT VL

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022
AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of Ameritas Variable Separate Account VL

and the Board of Directors of Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Variable Separate Account VL (the “Account”) as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche

Omaha, Nebraska

March 10, 2023

We have served as the Account’s auditor since 1999.

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AMERITAS VARIABLE SEPARATE ACCOUNT VL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2022

ASSETS
INVESTMENTS AT FAIR VALUE:

Calvert Variable Series, Inc. (Calvert):
Calvert VP SRI Balanced Portfolio, Class I (Balanced) -
148,281.647 shares at $2.07 per share (cost $307,342)	$306,943
Calvert VP SRI Mid Cap Portfolio (Mid Cap) -
28,864.408 shares at $22.86 per share (cost $827,930)	659,840
The Alger Portfolios (Alger):
Alger Large Cap Growth Portfolio, Class I-2 (Growth) -
113,650.022 shares at $47.05 per share (cost $6,688,410)	5,347,234
Alger Mid Cap Growth Portfolio, Class I-2 (MidCap) -
169,962.150 shares at $13.68 per share (cost $3,428,743)	2,325,082
Alger Small Cap Growth Portfolio, Class I-2 (Small Cap) -
103,310.900 shares at $14.19 per share (cost $2,405,101)	1,465,982
Deutsche DWS Investments VIT Funds (Scudder):
DWS Equity 500 Index VIP Portfolio, Class A (Equity 500) -
481,533.322 shares at $22.97 per share (cost $8,244,409)	11,060,820
DWS Small Cap Index VIP Portfolio, Class A (Small Cap) -
166,379.947 shares at $12.12 per share (cost $2,362,973)	2,016,525
BNY Mellon Stock Index Fund, Inc. (Dreyfus):
BNY Mellon Stock Index Fund, Inc. Portfolio, Initial Shares (Stock) -
2,984.278 shares at $57.81 per share (cost $111,090)	172,521
Fidelity(R) Variable Insurance Products (Fidelity):
Fidelity(R) VIP Equity-Income Portfolio(SM), Service Class 2 (Equity-Income SC2) -
141,485.849 shares at $22.71 per share (cost $3,043,537)	3,213,144
Fidelity(R) VIP High Income Portfolio, Service Class 2 (High Income SC2) -
77,959.547 shares at $4.21 per share (cost $399,408)	328,210
Fidelity(R) VIP Contrafund(SM) Portfolio, Service Class 2 (Contrafund SC2) -
83,458.964 shares at $36.54 per share (cost $2,817,317)	3,049,591
Fidelity(R) VIP Government Money Market Portfolio, Initial Class (Money Market) -
3,630,728.030 shares at $1.00 per share (cost $3,630,728)	3,630,728
Franklin Templeton Variable Insurance Products Trust (Franklin Templeton):
Templeton Foreign VIP Fund Portfolio, Class 2 (Foreign Securities) -
166,591.131 shares at $12.17 per share (cost $2,148,161)	2,027,414
Neuberger Berman Advisers Management Trust (Neuberger Berman):
Neuberger Berman AMT Short Duration Bond Portfolio, Class I (Limited Maturity Bond) -
368,058.926 shares at $9.54 per share (cost $4,062,794)	3,511,282
Neuberger Berman AMT Mid Cap Growth Portfolio, Class I (Mid-Cap) -
130,611.522 shares at $22.54 per share (cost $3,417,952)	2,943,984

The accompanying notes are an integral part of these financial statements.

FS-3

AMERITAS VARIABLE SEPARATE ACCOUNT VL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2022

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Neuberger Berman Advisers Management Trust (Neuberger Berman), continued:
Neuberger Berman AMT Sustainable Equity Portfolio, Class I (Equity) -
112,534.745 shares at $26.80 per share (cost $2,963,824)	$3,015,931
VanEck VIP Trust (Van Eck):
VanEck VIP Global Resources Fund Portfolio, Initial Class (Hard Assets) -
71,196.002 shares at $28.39 per share (cost $1,547,766)	2,021,255
AIM Variable Insurance Funds (AIM):
Invesco V.I. Capital Appreciation Fund Portfolio,
Series I (Capital Appreciation) -
53,658.718 shares at $34.77 per share (cost $2,387,895)	1,865,714
Invesco V.I. Discovery Mid Cap Growth Fund Portfolio,
Series I (Aggressive Growth) -
43,412.587 shares at $55.51 per share (cost $2,828,275)	2,409,833
Invesco V.I. Main Street Fund(R) Portfolio,
Series I (Growth & Income) -
185,455.276 shares at $16.12 per share (cost $3,875,933)	2,989,539
Invesco V.I. Global Strategic Income Fund Portfolio,
Series I (Strategic Bond) -
372,501.418 shares at $3.94 per share (cost $1,802,517)	1,467,656
Calvert Variable Products, Inc. (Summit):
Calvert VP EAFE International Index Portfolio, Class I (EAFE Intl.) -
30,451.956 shares at $83.54 per share (cost $2,462,645)	2,543,956

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$58,373,184

The accompanying notes are an integral part of these financial statements.

FS-4

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FS-5

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Calvert

	Balanced

	2022
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$4,197
Mortality and expense risk charge	(1,477)
Net investment income(loss)	2,720

Realized gain(loss) on investments:
Net realized gain distributions	33,284
Net realized gain(loss) on sale of fund shares	4,792
Net realized gain(loss)	38,076

Change in unrealized appreciation/depreciation	(104,298)

Net increase(decrease) in net assets resulting
from operations	$(63,502)

	Balanced

STATEMENTS OF CHANGES IN NET ASSETS	2022	2021
Increase(decrease) in net assets from operations:
Net investment income(loss)	$2,720	$2,929
Net realized gain(loss)	38,076	21,573
Net change in unrealized appreciation/depreciation	(104,298)	29,518
Net increase(decrease) in net assets resulting
from operations	(63,502)	54,020

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	8,755	11,060
Subaccounts transfers (including fixed account), net	(21,230)	6,309
Transfers for policyowner benefits and terminations	(9,586)	(10,497)
Policyowner maintenance charges	(20,744)	(19,668)
Net increase(decrease) from policyowner transactions	(42,805)	(12,796)

Total increase(decrease) in net assets	(106,307)	41,224
Net assets at beginning of period	413,250	372,026
Net assets at end of period	$306,943	$413,250

The accompanying notes are an integral part of these financial statements.

FS-6

Calvert		Alger

Mid Cap		Growth		MidCap

2022		2022		2022

$-		$-		$-
(2,799)		(24,736)		(10,709)
(2,799)		(24,736)		(10,709)

146,664		296,492		83,164
(1,754)		(2,592)		(67,887)
144,910		293,900		15,277

(309,298)		(3,490,772)		(1,345,887)

$(167,187)		$(3,221,608)		$(1,341,319)

Mid Cap		Growth		MidCap

2022	2021	2022	2021	2022	2021

$(2,799)	$(1,716)	$(24,736)	$(32,079)	$(10,709)	$(15,768)
144,910	51,851	293,900	2,146,310	15,277	1,611,577
(309,298)	63,534	(3,490,772)	(1,242,834)	(1,345,887)	(1,423,705)

(167,187)	113,669	(3,221,608)	871,397	(1,341,319)	172,104

28,367	28,464	236,816	220,747	112,316	108,125
13,121	(2,930)	659,144	(91,577)	68,784	(86,117)
(20,395)	(63,639)	(107,447)	(285,090)	(104,039)	(279,048)
(41,041)	(38,652)	(280,232)	(290,645)	(139,081)	(155,247)
(19,948)	(76,757)	508,281	(446,565)	(62,020)	(412,287)

(187,135)	36,912	(2,713,327)	424,832	(1,403,339)	(240,183)
846,975	810,063	8,060,561	7,635,729	3,728,421	3,968,604
$659,840	$846,975	$5,347,234	$8,060,561	$2,325,082	$3,728,421

FS-7

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Alger

	Small Cap

	2022
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(6,838)
Net investment income(loss)	(6,838)

Realized gain(loss) on investments:
Net realized gain distributions	268,554
Net realized gain(loss) on sale of fund shares	(43,519)
Net realized gain(loss)	225,035

Change in unrealized appreciation/depreciation	(1,126,955)

Net increase(decrease) in net assets resulting
from operations	$(908,758)

	Small Cap

STATEMENTS OF CHANGES IN NET ASSETS	2022	2021
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(6,838)	$(10,492)
Net realized gain(loss)	225,035	887,043
Net change in unrealized appreciation/depreciation	(1,126,955)	(1,029,281)
Net increase(decrease) in net assets resulting
from operations	(908,758)	(152,730)

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	59,837	59,493
Subaccounts transfers (including fixed account), net	22,240	17,099
Transfers for policyowner benefits and terminations	(21,945)	(80,584)
Policyowner maintenance charges	(74,919)	(82,639)
Net increase(decrease) from policyowner transactions	(14,787)	(86,631)

Total increase(decrease) in net assets	(923,545)	(239,361)
Net assets at beginning of period	2,389,527	2,628,888
Net assets at end of period	$1,465,982	$2,389,527

The accompanying notes are an integral part of these financial statements.

FS-8

Scudder				Dreyfus

Equity 500		Small Cap		Stock

2022		2022		2022

$148,307		$20,269		$2,496
(47,593)		(8,843)		(741)
100,714		11,426		1,755

690,987		381,270		15,909
258,855		790		3,266
949,842		382,060		19,175

(3,641,263)		(945,449)		(61,464)

$(2,590,707)		$(551,963)		$(40,534)

Equity 500		Small Cap		Stock

2022	2021	2022	2021	2022	2021

$100,714	$140,152	$11,426	$10,379	$1,755	$1,610
949,842	1,240,469	382,060	252,254	19,175	63,812
(3,641,263)	1,892,300	(945,449)	63,483	(61,464)	(5,177)

(2,590,707)	3,272,921	(551,963)	326,116	(40,534)	60,245

393,562	402,906	78,846	80,665	-	-
(85,562)	(123,002)	18,352	269,864	(1,927)	(16,234)
(262,640)	(986,894)	(116,297)	(271,365)	-	(77,558)
(497,978)	(471,999)	(105,303)	(106,213)	(4,742)	(4,747)
(452,618)	(1,178,989)	(124,402)	(27,049)	(6,669)	(98,539)

(3,043,325)	2,093,932	(676,365)	299,067	(47,203)	(38,294)
14,104,145	12,010,213	2,692,890	2,393,823	219,724	258,018
$11,060,820	$14,104,145	$2,016,525	$2,692,890	$172,521	$219,724

FS-9

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Equity-Income
	SC2

	2022
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$56,262
Mortality and expense risk charge	(13,443)
Net investment income(loss)	42,819

Realized gain(loss) on investments:
Net realized gain distributions	112,778
Net realized gain(loss) on sale of fund shares	43,205
Net realized gain(loss)	155,983

Change in unrealized appreciation/depreciation	(409,179)

Net increase(decrease) in net assets resulting
from operations	$(210,377)

	Equity-Income SC2

STATEMENTS OF CHANGES IN NET ASSETS	2022	2021
Increase(decrease) in net assets from operations:
Net investment income(loss)	$42,819	$44,064
Net realized gain(loss)	155,983	471,328
Net change in unrealized appreciation/depreciation	(409,179)	219,317
Net increase(decrease) in net assets resulting
from operations	(210,377)	734,709

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	107,108	126,705
Subaccounts transfers (including fixed account), net	(216,587)	123,019
Transfers for policyowner benefits and terminations	(92,836)	(192,062)
Policyowner maintenance charges	(151,119)	(142,384)
Net increase(decrease) from policyowner transactions	(353,434)	(84,722)

Total increase(decrease) in net assets	(563,811)	649,987
Net assets at beginning of period	3,776,955	3,126,968
Net assets at end of period	$3,213,144	$3,776,955

The accompanying notes are an integral part of these financial statements.

FS-10

Fidelity
High Income		Contrafund
SC2		SC2		Money Market

2022		2022		2022

$17,006		$9,010		$53,179
(1,322)		(13,547)		(15,511)
15,684		(4,537)		37,668

-		168,702		-
(6,375)		46,491		-
(6,375)		215,193		-

(54,389)		(1,351,840)		-

$(45,080)		$(1,141,184)		$37,668

High Income SC2		Contrafund SC2		Money Market

2022	2021	2022	2021	2022	2021

$15,684	$14,113	$(4,537)	$(14,728)	$37,668	$(16,426)
(6,375)	(1,085)	215,193	702,180	-	-
(54,389)	(2,206)	(1,351,840)	251,409	-	-

(45,080)	10,822	(1,141,184)	938,861	37,668	(16,426)

14,314	12,807	110,434	95,675	194,875	211,566
8,564	114,393	(5,579)	(167,963)	(177,565)	633,367
(9,466)	(15,602)	(77,025)	(140,928)	(400,665)	(398,975)
(11,911)	(10,963)	(135,715)	(129,944)	(256,847)	(245,570)
1,501	100,635	(107,885)	(343,160)	(640,202)	200,388

(43,579)	111,457	(1,249,069)	595,701	(602,534)	183,962
371,789	260,332	4,298,660	3,702,959	4,233,262	4,049,300
$328,210	$371,789	$3,049,591	$4,298,660	$3,630,728	$4,233,262

FS-11

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Franklin Templeton
	Foreign
	Securities

	2022
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$63,206
Mortality and expense risk charge	(8,340)
Net investment income(loss)	54,866

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(14,226)
Net realized gain(loss)	(14,226)

Change in unrealized appreciation/depreciation	(219,293)

Net increase(decrease) in net assets resulting
from operations	$(178,653)

	Foreign Securities

STATEMENTS OF CHANGES IN NET ASSETS	2022	2021
Increase(decrease) in net assets from operations:
Net investment income(loss)	$54,866	$35,099
Net realized gain(loss)	(14,226)	26,746
Net change in unrealized appreciation/depreciation	(219,293)	29,241
Net increase(decrease) in net assets resulting
from operations	(178,653)	91,086

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	86,955	114,762
Subaccounts transfers (including fixed account), net	(80,751)	(26,315)
Transfers for policyowner benefits and terminations	(82,033)	(101,734)
Policyowner maintenance charges	(101,799)	(100,812)
Net increase(decrease) from policyowner transactions	(177,628)	(114,099)

Total increase(decrease) in net assets	(356,281)	(23,013)
Net assets at beginning of period	2,383,695	2,406,708
Net assets at end of period	$2,027,414	$2,383,695

The accompanying notes are an integral part of these financial statements.

FS-12

Neuberger Berman
Limited
Maturity Bond		Mid-Cap		Equity

2022		2022		2022

$138,741		$-		$14,157
(15,126)		(12,874)		(13,092)
123,615		(12,874)		1,065

-		591,272		300,704
(58,143)		27,444		46,754
(58,143)		618,716		347,458

(294,808)		(1,765,102)		(1,062,640)

$(229,336)		$(1,159,260)		$(714,117)

Limited Maturity Bond		Mid-Cap		Equity

2022	2021	2022	2021	2022	2021

$123,615	$92,106	$(12,874)	$(16,298)	$1,065	$(1,235)
(58,143)	(5,945)	618,716	667,595	347,458	229,731
(294,808)	(73,596)	(1,765,102)	(161,606)	(1,062,640)	563,688

(229,336)	12,565	(1,159,260)	489,691	(714,117)	792,184

136,206	164,666	115,393	129,877	123,687	133,885
(269,646)	444,005	359,306	(165,151)	(13,375)	(340,097)
(85,100)	(134,416)	(144,662)	(240,681)	(107,861)	(178,127)
(216,007)	(213,857)	(154,400)	(156,065)	(156,789)	(159,752)
(434,547)	260,398	175,637	(432,020)	(154,338)	(544,091)

(663,883)	272,963	(983,623)	57,671	(868,455)	248,093
4,175,165	3,902,202	3,927,607	3,869,936	3,884,386	3,636,293
$3,511,282	$4,175,165	$2,943,984	$3,927,607	$3,015,931	$3,884,386

FS-13

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Van Eck

	Hard Assets

	2022
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$35,829
Mortality and expense risk charge	(8,781)
Net investment income(loss)	27,048

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	165,130
Net realized gain(loss)	165,130

Change in unrealized appreciation/depreciation	20,827

Net increase(decrease) in net assets resulting
from operations	$213,005

	Hard Assets

STATEMENTS OF CHANGES IN NET ASSETS	2022	2021
Increase(decrease) in net assets from operations:
Net investment income(loss)	$27,048	$804
Net realized gain(loss)	165,130	95,367
Net change in unrealized appreciation/depreciation	20,827	290,270
Net increase(decrease) in net assets resulting
from operations	213,005	386,441

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	75,053	86,107
Subaccounts transfers (including fixed account), net	(378,005)	13,934
Transfers for policyowner benefits and terminations	(56,090)	(216,503)
Policyowner maintenance charges	(105,384)	(98,552)
Net increase(decrease) from policyowner transactions	(464,426)	(215,014)

Total increase(decrease) in net assets	(251,421)	171,427
Net assets at beginning of period	2,272,676	2,101,249
Net assets at end of period	$2,021,255	$2,272,676

The accompanying notes are an integral part of these financial statements.

FS-14

AIM
Capital		Aggressive		Growth &
Appreciation		Growth		Income

2022		2022		2022

$-		$-		$47,969
(8,608)		(10,528)		(12,917)
(8,608)		(10,528)		35,052

750,381		731,307		1,236,415
55,124		41,130		26,658
805,505		772,437		1,263,073

(1,658,256)		(1,866,998)		(2,082,549)

$(861,359)		$(1,105,089)		$(784,424)

Capital Appreciation		Aggressive Growth		Growth & Income

2022	2021	2022	2021	2022	2021

$(8,608)	$(11,026)	$(10,528)	$(14,078)	$35,052	$10,629
805,505	276,887	772,437	592,765	1,263,073	380,804
(1,658,256)	283,675	(1,866,998)	24,729	(2,082,549)	503,013

(861,359)	549,536	(1,105,089)	603,416	(784,424)	894,446

73,494	70,856	102,561	91,278	124,466	133,724
(51,446)	(253,246)	60,963	(201,992)	19,225	(227,959)
(65,730)	(13,978)	(70,578)	(149,215)	(88,115)	(223,736)
(102,263)	(96,884)	(128,161)	(128,726)	(166,838)	(163,930)
(145,945)	(293,252)	(35,215)	(388,655)	(111,262)	(481,901)

(1,007,304)	256,284	(1,140,304)	214,761	(895,686)	412,545
2,873,018	2,616,734	3,550,137	3,335,376	3,885,225	3,472,680
$1,865,714	$2,873,018	$2,409,833	$3,550,137	$2,989,539	$3,885,225

FS-15

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	AIM
	Strategic
	Bond

	2022
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(6,322)
Net investment income(loss)	(6,322)

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(41,309)
Net realized gain(loss)	(41,309)

Change in unrealized appreciation/depreciation	(165,207)

Net increase(decrease) in net assets resulting
from operations	$(212,838)

	Strategic Bond

STATEMENTS OF CHANGES IN NET ASSETS	2022	2021
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(6,322)	$67,381
Net realized gain(loss)	(41,309)	(6,347)
Net change in unrealized appreciation/depreciation	(165,207)	(117,709)
Net increase(decrease) in net assets resulting
from operations	(212,838)	(56,675)

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	85,329	78,820
Subaccounts transfers (including fixed account), net	(54,737)	448,017
Transfers for policyowner benefits and terminations	(34,340)	(67,203)
Policyowner maintenance charges	(108,040)	(97,167)
Net increase(decrease) from policyowner transactions	(111,788)	362,467

Total increase(decrease) in net assets	(324,626)	305,792
Net assets at beginning of period	1,792,282	1,486,490
Net assets at end of period	$1,467,656	$1,792,282

The accompanying notes are an integral part of these financial statements.

FS-16

Summit

EAFE Intl.

2022

$92,473
(10,474)
81,999

-
13,478
13,478

(546,881)

$(451,404)

EAFE Intl.

2022	2021

$81,999	$43,706
13,478	65,713
(546,881)	179,829

(451,404)	289,248

99,206	101,268
46,540	99,338
(91,674)	(170,346)
(110,332)	(105,000)
(56,260)	(74,740)

(507,664)	214,508
3,051,620	2,837,112
$2,543,956	$3,051,620

FS-17

AMERITAS VARIABLE SEPARATE ACCOUNT VL NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2022 AND 2021

1. ORGANIZATION

Ameritas Variable Separate Account VL (the "Account") began operations during 2002. It operates as a separate investment account within Ameritas Life Insurance Corp. (the “Company”), a Nebraska domiciled company. The separate account was formerly Acacia National Variable Life Insurance Separate Account I which began operations on December 1, 1995. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2022, there are twenty-two subaccounts within the Account listed as follows:

Calvert Research and Management	Fidelity Management & Research
(Advisor)	Company LLC
Calvert (Fund Series short cite)	Fidelity
*Balanced (Subaccount short cite)	*Equity-Income SC2
*Mid Cap	*High Income SC2
*Contrafund SC2
Fred Alger Management, LLC	*Money Market
Alger
*Growth	Templeton Investment Counsel, LLC
*MidCap	Franklin Templeton
*Small Cap	*Foreign Securities

DWS Investment Management	Neuberger Berman Investment Advisers LLC
Americas, Inc.	Neuberger Berman
Scudder(formerly DWS investments VIT	*Limited Maturity Bond
Funds)	*Mid-Cap
*Equity 500	*Equity
*Small Cap	(Commenced April 29, 2019)

BNY Mellon Investment Adviser, Inc.	Van Eck Associates Corporation
Dreyfus	Van Eck
*Stock	*Hard Assets

FS-18

1. ORGANIZATION, continued

Invesco Adviser, Inc.
AIM
*Capital Appreciation
*Aggressive Growth
*Growth & Income
*Strategic Bond

Calvert Research and Management
Summit
*EAFE Intl.

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets.

FS-19

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

FS-20

3. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended

December 31, 2022 were as follows:

	Purchases	Sales
Calvert:
Balanced	$45,496	$52,296
Mid Cap	177,784	53,867

Alger:
Growth	991,671	211,634
MidCap	301,076	290,641
Small Cap	433,815	186,885

Scudder:
Equity 500	1,095,481	756,398
Small Cap	543,916	275,622

Dreyfus:
Stock	18,399	7,404

Fidelity:
Equity-Income SC2	215,153	412,990
High Income SC2	56,129	38,943
Contrafund SC2	281,741	225,460
Money Market	394,793	997,327

Franklin Templeton:
Foreign Securities	205,416	328,178

Neuberger Berman:
Limited Maturity Bond	188,607	499,540
Mid-Cap	965,122	211,086
Equity	411,571	264,139

Van Eck:
Hard Assets	136,335	573,714

AIM:
Capital Appreciation	851,506	255,678
Aggressive Growth	888,955	203,390
Growth & Income	1,386,083	225,878
Strategic Bond	66,903	185,013

Summit:
EAFE Intl.	245,611	219,872

FS-21

4. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2022, these fees range from .40 percent to .45 percent (annualized) of net assets. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged up to $27 per policy monthly, depending on the product and options selected. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-22

4. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Calvert:
Balanced
2022	3.45	3.93	83,868	306,943	1.20	0.40	0.45	(15.79)	(15.75)
2021	4.10	4.66	94,521	413,250	1.16	0.40	0.45	14.60	14.66
2020	3.58	4.07	97,684	372,026	1.49	0.40	0.45	14.74	14.80
2019	3.12	3.54	105,727	351,484	1.58	0.40	0.45	23.85	23.91
2018	2.52	2.86	103,920	277,695	1.61	0.40	0.45	(3.11)	(3.06)

Mid Cap
2022	59.35	79.63	8,310	659,840	-	0.40	0.45	(19.85)	(19.81)
2021	74.04	99.29	8,555	846,975	0.20	0.40	0.45	14.51	14.57
2020	64.66	86.67	9,487	810,063	0.45	0.40	0.45	11.75	11.80
2019	57.86	77.52	9,926	758,629	0.45	0.40	0.45	30.77	30.84
2018	44.25	59.25	10,292	601,050	0.53	0.40	0.45	(4.86)	(4.81)

Alger:
Growth
2022	129.74	132.13	40,492	5,347,234	-	0.40	0.45	(38.93)	(38.90)
2021	212.44	216.24	37,296	8,060,561	-	0.40	0.45	11.34	11.40
2020	190.81	194.12	39,356	7,635,729	0.17	0.40	0.45	66.28	66.36
2019	114.75	116.68	48,126	5,612,475	-	0.40	0.45	26.86	26.92
2018	90.45	91.93	52,978	4,867,625	-	0.40	0.45	1.75	1.80

MidCap
2022	32.41	32.54	71,741	2,325,082	-	0.40	0.45	(36.36)	(36.33)
2021	50.89	51.13	73,249	3,728,421	-	0.40	0.45	3.74	3.79
2020	49.04	49.29	80,922	3,968,604	-	0.40	0.45	63.89	63.97
2019	29.90	30.07	91,860	2,747,561	-	0.40	0.45	29.67	29.74
2018	23.05	23.19	102,783	2,369,733	-	0.40	0.45	(7.86)	(7.82)

Small Cap
2022	53.28	75.73	19,598	1,465,982	-	0.40	0.45	(38.29)	(38.26)
2021	86.34	122.66	19,713	2,389,527	-	0.40	0.45	(6.48)	(6.43)
2020	92.32	131.09	20,291	2,628,888	1.05	0.40	0.45	66.40	66.48
2019	55.48	78.74	24,213	1,885,457	-	0.40	0.45	28.76	28.82
2018	43.09	61.12	27,706	1,672,306	-	0.40	0.45	0.98	1.03

Scudder:
Equity 500
2022	41.74	46.99	236,468	11,060,820	1.25	0.40	0.45	(18.70)	(18.66)
2021	51.35	57.78	245,299	14,104,145	1.45	0.40	0.45	27.82	27.89
2020	40.17	45.18	267,419	12,010,213	1.69	0.40	0.45	17.57	17.62
2019	34.17	38.41	277,696	10,605,264	1.97	0.40	0.45	30.60	30.66
2018	26.16	29.39	302,239	8,827,796	1.68	0.40	0.45	(5.08)	(5.03)

FS-23

4. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Scudder, continued:
Small Cap
2022	26.55	30.39	66,997	2,016,525	0.92	0.40	0.45	(20.99)	(20.95)
2021	33.60	38.44	70,718	2,692,890	0.80	0.40	0.45	13.99	14.05
2020	29.48	33.71	71,779	2,393,823	1.14	0.40	0.45	18.89	18.95
2019	24.80	28.33	78,201	2,194,064	1.04	0.40	0.45	24.66	24.72
2018	19.89	22.72	79,582	1,790,338	0.96	0.40	0.45	(11.63)	(11.59)

Dreyfus:
Stock
2022	106.62	106.62	1,618	172,521	1.34	0.40	0.40	(18.64)	(18.64)
2021	114.21	131.06	1,677	219,724	1.07	0.40	0.45	11.78	27.90
2020	89.34	102.47	2,518	258,018	1.58	0.40	0.45	17.48	17.54
2019	76.05	87.18	2,970	258,806	1.72	0.40	0.45	30.60	30.66
2018	58.23	66.72	3,090	205,952	1.64	0.40	0.45	(5.06)	(5.02)

Fidelity:
Equity-Income SC2
2022	44.16	54.96	59,689	3,213,144	1.69	0.40	0.45	(5.67)	(5.62)
2021	46.81	58.23	66,206	3,776,955	1.68	0.40	0.45	24.05	24.11
2020	37.74	46.92	68,066	3,126,968	1.71	0.40	0.45	5.96	6.02
2019	35.61	44.26	64,301	2,783,164	1.81	0.40	0.45	26.54	26.60
2018	28.14	34.96	69,386	2,372,964	2.04	0.40	0.45	(8.95)	(8.90)

High Income SC2
2022	6.71	8.66	38,020	328,210	5.13	0.40	0.45	(12.07)	(12.03)
2021	7.63	9.84	37,892	371,789	5.50	0.40	0.45	3.82	3.88
2020	7.35	9.48	27,593	260,332	4.59	0.40	0.45	1.96	2.01
2019	7.21	9.29	47,674	441,769	5.19	0.40	0.45	14.25	14.31
2018	6.31	8.13	48,761	395,264	5.42	0.40	0.45	(4.06)	(4.01)

Contrafund SC2
2022	71.42	73.40	41,607	3,049,591	0.27	0.40	0.45	(26.82)	(26.78)
2021	100.24	140.55	42,941	4,298,660	0.03	0.40	0.85	26.43	27.00
2020	78.93	111.16	46,976	3,702,959	0.08	0.40	0.85	29.13	29.71
2019	60.85	86.08	51,468	3,127,977	0.22	0.40	0.85	30.17	30.75
2018	46.54	66.13	56,443	2,623,582	0.42	0.40	0.85	(7.43)	(7.01)

Money Market
2022	1.03	1.03	3,539,134	3,630,728	1.37	0.40	0.45	0.98	1.03
2021	1.02	1.02	4,169,172	4,233,262	0.01	0.40	0.45	(0.43)	(0.39)
2020	1.02	1.02	3,972,443	4,049,300	0.30	0.40	0.45	(0.13)	(0.08)
2019	1.02	1.02	3,576,859	3,649,026	2.00	0.40	0.45	1.56	1.61
2018	1.00	1.01	3,716,717	3,731,668	1.64	0.40	0.45	1.19	1.24

FS-24

4. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Franklin Templeton:
Foreign Securities
2022	15.33	16.64	122,262	2,027,414	3.04	0.40	0.45	(8.02)	(7.97)
2021	16.67	18.08	132,301	2,383,695	1.81	0.40	0.45	3.69	3.74
2020	16.08	17.43	138,524	2,406,708	3.38	0.40	0.45	(1.60)	(1.55)
2019	16.34	17.71	122,448	2,158,809	1.73	0.40	0.45	12.03	12.08
2018	14.58	15.80	129,983	2,044,438	2.65	0.40	0.45	(15.82)	(15.78)

Neuberger Berman:
Limited Maturity Bond
2022	11.06	12.00	293,977	3,511,282	3.68	0.40	0.45	(5.61)	(5.56)
2021	11.71	12.71	330,233	4,175,165	2.63	0.40	0.45	0.29	0.34
2020	11.68	12.67	309,748	3,902,202	2.64	0.40	0.45	2.99	3.04
2019	11.34	12.29	250,723	3,061,468	1.96	0.40	0.45	3.22	3.27
2018	10.99	11.90	263,712	3,118,492	1.59	0.40	0.45	0.57	0.62

Mid-Cap
2022	40.32	40.46	72,782	2,943,984	-	0.40	0.45	(29.05)	(29.02)
2021	56.83	57.01	68,920	3,927,607	-	0.40	0.45	12.49	12.54
2020	50.52	50.65	76,420	3,869,936	-	0.40	0.45	39.35	39.42
2019	36.26	36.33	94,184	3,421,149	-	0.40	0.45	32.15	32.22
2018	27.43	27.48	102,985	2,829,389	-	0.40	0.45	(6.83)	(6.78)

Equity
2022	33.84	33.90	88,983	3,015,931	0.44	0.40	0.45	(18.82)	(18.78)
2021	41.68	41.74	93,082	3,884,386	0.37	0.40	0.45	22.92	22.99
2020	33.91	33.94	107,159	3,636,293	0.62	0.40	0.45	19.03	19.08
2019	28.49	28.50	113,682	3,239,606	0.41	0.40	0.45	9.07	9.23
2018	-	-	-	-	-	-	-	-	-

Van Eck:
Hard Assets
2022	28.28	32.11	63,153	2,021,255	1.63	0.40	0.45	7.91	7.96
2021	26.21	29.74	76,687	2,272,676	0.44	0.40	0.45	18.39	18.45
2020	22.14	25.11	84,013	2,101,249	0.98	0.40	0.45	18.58	18.64
2019	18.67	21.16	76,380	1,609,279	-	0.40	0.45	11.37	11.42
2018	16.77	19.00	74,178	1,399,528	-	0.40	0.45	(28.60)	(28.56)

AIM:
Capital Appreciation
2022	119.32	124.08	15,051	1,865,714	-	0.40	0.45	(31.09)	(31.06)
2021	81.49	179.98	15,979	2,873,018	-	0.40	0.85	21.53	22.08
2020	67.05	147.43	17,766	2,616,734	-	0.40	0.85	35.43	36.04
2019	49.51	108.37	19,233	2,082,252	0.06	0.40	0.85	35.05	35.65
2018	36.66	79.89	20,837	1,663,111	0.32	0.40	0.85	(6.53)	(6.11)

FS-25

4. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
AIM, continued:
Aggressive Growth
2022	159.74	161.35	15,085	2,409,833	-	0.40	0.45	(31.29)	(31.26)
2021	232.37	234.83	15,277	3,550,137	-	0.40	0.45	18.57	18.62
2020	195.88	198.06	17,026	3,335,376	0.04	0.40	0.45	40.06	40.13
2019	139.79	141.41	19,619	2,742,698	-	0.40	0.45	38.74	38.81
2018	100.71	101.93	21,799	2,195,647	-	0.40	0.45	(6.51)	(6.46)

Growth & Income
2022	61.61	64.58	46,362	2,989,539	1.49	0.40	0.45	(20.49)	(20.45)
2021	77.49	81.19	47,931	3,885,225	0.68	0.40	0.45	27.00	27.06
2020	61.01	63.90	54,436	3,472,680	1.51	0.40	0.45	13.43	13.49
2019	53.79	56.30	55,652	3,128,394	1.07	0.40	0.45	31.49	31.56
2018	40.91	42.80	64,194	2,743,067	1.25	0.40	0.45	(8.30)	(8.25)

Strategic Bond
2022	5.29	6.48	233,138	1,467,656	-	0.40	0.45	(11.86)	(11.81)
2021	6.00	7.35	250,953	1,792,282	4.78	0.40	0.45	(3.85)	(3.80)
2020	6.24	7.64	200,754	1,486,490	6.18	0.40	0.45	2.94	2.99
2019	6.06	7.42	189,690	1,366,494	3.84	0.40	0.45	10.31	10.36
2018	5.49	6.72	203,850	1,333,131	4.94	0.40	0.45	(4.83)	(4.78)

Summit:
EAFE Intl.
2022	102.13	109.99	23,350	2,543,956	3.57	0.40	0.45	(14.96)	(14.92)
2021	120.10	129.28	23,821	3,051,620	1.83	0.40	0.45	10.38	10.43
2020	108.80	117.06	24,490	2,837,112	3.46	0.40	0.45	7.29	7.34
2019	101.41	109.05	23,601	2,548,414	2.62	0.40	0.45	20.72	20.78
2018	84.01	90.29	24,596	2,199,159	3.22	0.40	0.45	(13.97)	(13.92)

FS-26

5. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the periods ended December 31, were as follows:

	2022	2021
Calvert:
Balanced
Units issued	55,001	63,050
Units redeemed	(65,654)	(66,213)
Net increase(decrease)	(10,653)	(3,163)

Mid Cap
Units issued	10,196	10,784
Units redeemed	(10,441)	(11,716)
Net increase(decrease)	(245)	(932)

Alger:
Growth
Units issued	74,276	66,486
Units redeemed	(71,080)	(68,546)
Net increase(decrease)	3,196	(2,060)

MidCap
Units issued	82,741	75,353
Units redeemed	(84,249)	(83,026)
Net increase(decrease)	(1,508)	(7,673)

Small Cap
Units issued	28,021	22,256
Units redeemed	(28,136)	(22,834)
Net increase(decrease)	(115)	(578)

Scudder:
Equity 500
Units issued	412,343	496,179
Units redeemed	(421,174)	(518,299)
Net increase(decrease)	(8,831)	(22,120)

Small Cap
Units issued	151,596	154,825
Units redeemed	(155,317)	(155,886)
Net increase(decrease)	(3,721)	(1,061)

Dreyfus:
Stock
Units issued	-	-
Units redeemed	(59)	(841)
Net increase(decrease)	(59)	(841)

FS-27

5. CHANGES IN UNITS OUTSTANDING, continued

	2022	2021
Fidelity:
Equity-Income SC2
Units issued	124,563	140,776
Units redeemed	(131,080)	(142,636)
Net increase(decrease)	(6,517)	(1,860)

High Income SC2
Units issued	55,557	36,713
Units redeemed	(55,429)	(26,414)
Net increase(decrease)	128	10,299

Contrafund SC2
Units issued	32,290	36,468
Units redeemed	(33,624)	(40,503)
Net increase(decrease)	(1,334)	(4,035)

Money Market
Units issued	11,092,168	12,472,318
Units redeemed	(11,722,206)	(12,275,589)
Net increase(decrease)	(630,038)	196,729

Franklin Templeton:
Foreign Securities
Units issued	345,992	391,636
Units redeemed	(356,031)	(397,859)
Net increase(decrease)	(10,039)	(6,223)

Neuberger Berman:
Limited Maturity Bond
Units issued	874,743	945,506
Units redeemed	(910,999)	(925,021)
Net increase(decrease)	(36,256)	20,485

Mid-Cap
Units issued	203,315	198,773
Units redeemed	(199,453)	(206,273)
Net increase(decrease)	3,862	(7,500)

Equity
Units issued	300,031	333,124
Units redeemed	(304,130)	(347,201)
Net increase(decrease)	(4,099)	(14,077)

FS-28

5. CHANGES IN UNITS OUTSTANDING, continued

	2022	2021
Van Eck:
Hard Assets
Units issued	162,807	203,652
Units redeemed	(176,341)	(210,978)
Net increase(decrease)	(13,534)	(7,326)

AIM:
Capital Appreciation
Units issued	26,936	28,471
Units redeemed	(27,864)	(30,258)
Net increase(decrease)	(928)	(1,787)

Aggressive Growth
Units issued	21,441	25,448
Units redeemed	(21,633)	(27,197)
Net increase(decrease)	(192)	(1,749)

Growth & Income
Units issued	124,149	137,376
Units redeemed	(125,718)	(143,881)
Net increase(decrease)	(1,569)	(6,505)

Strategic Bond
Units issued	700,269	627,036
Units redeemed	(718,084)	(576,837)
Net increase(decrease)	(17,815)	50,199

Summit:
EAFE Intl.
Units issued	52,644	62,008
Units redeemed	(53,115)	(62,677)
Net increase(decrease)	(471)	(669)

FS-29

AMERITAS LIFE INSURANCE CORP.

________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF

DECEMBER 31, 2022 AND 2021 AND FOR EACH OF THE

THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 2022

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE

YEAR ENDED DECEMBER 31, 2022

AND INDEPENDENT AUDITOR'S REPORTS

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors

Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinions

We have audited the statutory-basis financial statements of Ameritas Life Insurance Corp. (the "Company"), which comprise the balance sheets - statutory basis as of December 31, 2022 and 2021, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for the years then ended, and the related notes to the financial statements - statutory basis (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska described in Note 1 to the statutory-basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Nebraska. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

1

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of selected financial data as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to

2

the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America.

In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 30, 2023

3

AMERITAS LIFE INSURANCE CORP.
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
ADMITTED ASSETS	2022	2021
Bonds	$ 11,039,681	$ 10,330,856
Preferred stocks	13,583	10,273
Common stocks	513,568	586,822
Mortgage loans	2,272,619	2,226,042
Real estate:
Properties occupied by the company	34,509	35,221
Properties held for the production of income	4,739	5,022
Properties held for sale	672	155
Cash, cash equivalents, and short-term investments	42,135	186,574
Loans on insurance contracts	614,038	545,818
Other investments	999,463	1,058,235
Total Cash and Invested Assets	15,535,007	14,985,018

Investment income due and accrued	119,326	118,569
Deferred and uncollected premiums	117,912	117,931
Federal income tax recoverable	—	6,068
Net deferred income tax asset	96,762	88,344
Funds held under coinsurance - affiliate	38,068	38,775
Other admitted assets	133,570	142,103
Separate account assets	9,286,022	11,996,727
Total Admitted Assets	$ 25,326,667	$ 27,493,535

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$ 11,903,359	$ 11,386,234
Deposit-type funds	1,170,856	990,510
Reserves for unpaid claims	157,230	154,319
Dividends payable to policyholders	23,805	26,153
Interest maintenance reserve	67,691	70,775
Accrued commissions, expenses and insurance taxes	129,043	147,234
Accrued separate account transfers	(14,255)	(13,461)
Federal income taxes payable	6,243	—
Asset valuation reserve	264,477	295,155
Other liabilities	432,632	462,624
Separate account liabilities	9,286,022	11,996,727
Total Liabilities	23,427,103	25,516,270

Common stock, par value $0.10 per share; 25,000,000 shares authorized,
issued and outstanding	2,500	2,500
Additional paid in capital	431,449	431,449
Surplus notes	49,967	49,958
Unassigned surplus	1,415,648	1,493,358
Total Capital and Surplus	1,899,564	1,977,265
Total Liabilities, Capital and Surplus	$ 25,326,667	$ 27,493,535

The accompanying notes are an integral part of these statutory basis financial statements.

4

AMERITAS LIFE INSURANCE CORP.
Summary of Operations and Changes in Capital and Surplus - Statutory Basis
(in thousands)

	Years Ended December 31
	2022	2021	2020
Premiums and Other Revenue
Premium income, net	$ 3,552,816	$ 3,653,978	$ 3,145,365
Net investment income	513,947	614,996	574,628
Commissions and expense allowances on reinsurance ceded	30,695	28,594	23,890
Modco reinsurance adjustment – affiliate	(38,186)	1,003	1,353
Income from fees associated with separate accounts	65,818	77,749	69,103
Miscellaneous income	47,868	38,397	36,340
Total Premiums and Other Revenue	4,172,958	4,414,717	3,850,679

Expenses
Benefits to policyholders	3,054,105	3,399,801	2,993,986
Change in reserves for life, accident and health policies	513,353	533,841	647,921
Commissions	283,469	278,055	235,130
General insurance expenses	523,108	490,947	414,235
Taxes, licenses and fees	56,276	52,415	61,560
Net transfers from separate accounts	(363,372)	(471,335)	(599,242)
Total Expenses	4,066,939	4,283,724	3,753,590

Gain from Operations before Dividends, Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	106,019	130,993	97,089
Dividends to policyholders	22,473	24,449	29,448
Gain from Operations before Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	83,546	106,544	67,641
Federal income tax expense (benefit)	(143)	17,359	19,600
Gain from Operations before Net Realized Capital Gains	83,689	89,185	48,041
Net realized capital gains, net of taxes	18,027	7,046	16,377
Net Income	101,716	96,231	64,418

Surplus notes
Surplus notes amortization	9	9	8
Unassigned surplus
Change in unrealized gains (losses), net of tax	(134,296)	147,922	6,833
Change in net deferred income taxes	11,944	17,156	17,672
Change in non-admitted assets	(57,361)	10,189	4,263
Change in asset valuation reserve	30,678	(43,318)	(37,815)
Change in liability for reinsurance in unauthorized companies	12	(12)	—
Change in valuation basis (Note 1)	—	—	5,820
Change in unrecognized actuarial losses on pension, net of tax	4,730	1,234	(124)
Amortization of reinsurance gain, net of tax (Note 14)	(3,377)	(2,832)	(3,643)
Dissolution of subsidiary (Note 2)	(31,756)	—	—
Net Change in Capital and Surplus	(77,701)	226,579	57,432

Capital and Surplus at the Beginning of the Year	1,977,265	1,750,686	1,693,254
Capital and Surplus at the End of Year	$ 1,899,564	$ 1,977,265	$ 1,750,686

The accompanying notes are an integral part of these statutory basis financial statements.

5

AMERITAS LIFE INSURANCE CORP.
Statements of Cash Flows – Statutory Basis
(in thousands)

	Years Ended December 31
	2022	2021	2020
OPERATING ACTIVITIES
Premium collected net of reinsurance	$ 3,507,642	$ 3,659,508	$ 3,148,430
Net investment income received	525,537	618,329	580,409
Miscellaneous income	145,009	144,399	131,821
Benefits paid to policyholders	(3,025,211)	(3,353,557)	(2,964,134)
Net transfers from separate accounts	362,578	491,649	595,005
Commissions, expenses and taxes paid	(896,024)	(814,118)	(720,314)
Dividends paid to policyholders	(24,820)	(27,895)	(32,143)
Federal income taxes received (paid)	1,865	(5,845)	(41,390)
Net Cash from Operating Activities	596,576	712,470	697,684

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	1,727,175	2,189,136	1,754,890
Cost of investments acquired	(2,681,198)	(3,076,389)	(2,475,802)
Net change in loans on insurance contracts	(75,171)	(6,821)	17,266
Net Cash from Investing Activities	(1,029,194)	(894,074)	(703,646)

FINANCING AND MISCELLANEOUS ACTIVITIES
Change in deposit-type funds	180,346	(9,759)	24,982
Proceeds from borrowings	95,000	—	—
Other miscellaneous, net	12,833	7,098	57,797
Net Cash from Financing and Miscellaneous Activities	288,179	(2,661)	82,779

Net Change in Cash, Cash Equivalents and Short-Term Investments	(144,439)	(184,265)	76,817

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	186,574	370,839	294,022

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$ 42,135	$ 186,574	$ 370,839

Non-cash transactions from operating, investing and financing activities:
Conversion of mortgage loans to real estate	$ —	$ 155	$ —
Recognized commitments for low income housing investments (Note 3)	15,000	—	20,000
Exchanges of bonds and stocks	35,502	16,918	29,671
Bonds converted to stocks	—	—	516
Acquisition of stock from alternative partnerships	—	—	828
Affiliated common stock converted to an affiliated LLC (Note 1)	—	—	30,052
Distribution of electronic data processing equipment and software
from an affiliated LLC (Note 5)	—	—	288
Impairment of other admitted asset (Note 1)	—	—	1,690
Net assets acquired from dissolution of subsidiary (Note 2)	375	—	—
Disposal of investment from dissolution of subsidiary (Note 2)	(95)	—	—

The accompanying notes are an integral part of these statutory basis financial statements.

6

AMERITAS LIFE INSURANCE CORP.

Notes to Financial Statements – Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Ameritas Life Insurance Corp. (the Company or Ameritas Life), a stock life insurance company domiciled in the state of Nebraska, is a wholly-owned subsidiary of Ameritas Holding Company (AHC), which is a wholly-owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc. (AIP), an advisor providing investment management services to the Company.

The Company wholly-owns Ameritas Life Insurance Corp. of New York (Ameritas-NY), a New York domiciled life insurance subsidiary and Ameritas Investment Company, LLC (AIC), a broker dealer. Effective January 1, 2020, AIC converted from a corporation to a single member limited liability company, and the Company formed two single member limited liability companies, Variable Contract Agency LLC (VCA), an insurance agency, and Ameritas Advisory Services LLC (AAS), an investment advisor to house AIC insurance agency licenses and registered investment advisory activity, respectively. Effective April 30, 2020, the Company acquired Select Benefits Group, LLC dba Dental Select (Dental Select), a third-party administrator (TPA) for dental and vision insurance plans. Effective September 30, 2021, Ameritas Life acquired BlueStar Retirement Services, Inc. (BlueStar), a full-service recordkeeper and third-party administrator for retirement plans, and converted it to a single member limited liability company. Effective October 31, 2022, BlueStar was liquidated with net assets distributed to Ameritas Life.

The Company has established three Closed Blocks of policies: on October 1, 1998, on July 1, 2005, and on July 1, 2007, (collectively, the Closed Blocks). The Company formed these closed blocks of policies, under arrangements approved by the Insurance Departments of the State of Nebraska, Ohio or the District of Columbia, as appropriate, to provide for dividends on policies that were in force on each respective effective date and which were within the classes of individual policies, for which the Company had a dividend scale in effect at those dates. The Closed Blocks were designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies, including maintaining dividend scales in effect at the effective dates, if the experience underlying such scales continues. The assets, including income thereon, will accrue solely to the benefit of the owners of policies included in each block until the respective block is no longer in effect.

The Company’s insurance operations consist of life and health insurance, annuity, group pension and retirement contracts. The Company and its subsidiaries operate in 49 states and the District of Columbia.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska (the Department).

Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the Department comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP). The Company follows NAIC SAP and has not been granted any Nebraska prescribed or permitted practices.

7

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI). Beginning in the first quarter of 2020, the COVID-19 pandemic has resulted in stress and disruption in the economy, financial markets and business operations. At this stage, the impact on our results of operations, financial condition and cash flows has not been material. The pandemic will continue to disrupt the economy and markets for an indefinite period of time and the Company continues to monitor the risks to investments and insurance liabilities. The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the economy, financial markets or our business.

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Under NAIC SAP, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating or classification, and any adjustments to fair value are reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Investments in unaffiliated common stocks and preferred stocks are carried at values prescribed by the NAIC. Under GAAP, common stocks and preferred stocks are carried at fair value with changes in unrealized gains and losses recognized in income.

Subsidiaries are included as common stocks carried under the equity method, with the equity in net income (loss) of subsidiaries credited directly to the Company’s unassigned surplus for NAIC SAP. Dividends received from subsidiaries are recorded in net investment income. GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

8

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, real estate owned and occupied by the Company is included in invested assets, and net investment income and operating expenses includes self-charged rent for the Company’s occupancy of this property. Under GAAP, this property would be classified as an operating asset, and there would be no self-charged rent or expenses.

Investments in limited partnerships, limited liability companies, and joint venture investments are accounted for on the GAAP equity method for NAIC SAP. Under GAAP, such investments are accounted for at cost or the equity method depending upon ownership percentage and control unless consolidation is required under variable interest entity guidance.

Under NAIC SAP, investments in low income housing tax credits are carried under amortized cost method. Under GAAP, such investments are accounted for under the equity method or the proportional amortization method, depending upon the characteristics of such investments.

The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are established only on the statutory financial statements.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred under NAIC SAP. Under GAAP, acquisition costs are capitalized and charged to operations as the revenues or expected gross profits are recognized.

Under NAIC SAP, identifiable intangible assets are not recorded.

Under NAIC SAP, amounts that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, amounts would be reported as a liability and amortized into revenue using the same assumptions used to amortize deferred policy acquisition costs.

Certain assets designated as non-admitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

Under NAIC SAP, Universal Life and Annuity revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance.

Policy reserves for Life, Accident and Health policies are based on methods prescribed by the NAIC, which include mortality and interest assumptions without consideration for lapses or withdrawals. Under GAAP, policy reserves are based on the Company’s estimates of morbidity, mortality, lapse, and interest assumptions.

Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date.

9

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, reinsurance agreements must transfer risk from the ceding company to the reinsurer in order to receive the reinsurance accounting treatment. If the terms of the agreement violate the risk transfer criteria, the agreement shall be accounted for as deposit accounting. Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves. To qualify for risk transfer and be accounted for as reinsurance under GAAP, an evaluation must be made to determine whether the contract indemnifies against insurance risk. If risk transfer requirements are not met, the reinsurance agreement is considered a financing arrangement and deposit accounting is required. Under deposit accounting, assets received by the assuming entity are offset in the balance sheet by recording a liability. The initial obligation is based on the consideration paid or received less any explicitly identified premiums or fees to be retained by the insurer or reinsurer. Deposit assets and liabilities are reported on a gross basis, unless the right of offset exists. There is no initial impact on the income statement from the recording of the transaction under deposit accounting.

Certain reinsurance agreements which receive reinsurance accounting treatment under NAIC SAP qualify as business combinations under GAAP. In such transactions under GAAP, all acquired assets and liabilities, including identifiable intangible assets and goodwill, are measured and recorded at fair value as of the date of acquisition and reinsurance recoverables are recorded as an asset.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded.

Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.

Under NAIC SAP, the difference between the employee benefit plan’s assets and the employee benefit obligation is reflected as an asset or liability, with an offset to unassigned surplus and the excess recorded as a non-admitted asset. Prior service costs are recorded as a component of unassigned surplus, net of tax. Under GAAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to other comprehensive income. Prior service costs are recorded as a component of other comprehensive income, net of tax.

NAIC SAP requires an amount be recorded for deferred taxes as a component of surplus, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets that are not applicable under GAAP. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

Under SAP, surplus notes are reported as surplus and interest cannot be accrued until written approval has been received from the Department. Under GAAP, surplus notes are included in liabilities including interest.

Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with remaining maturities when purchased of one year or less. Under GAAP, cash and cash equivalents include investments with remaining maturities when purchased of three months or less. Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

Under NAIC SAP, the amount of goodwill recorded as an admitted asset is subject to limitation and is amortized into earnings over a period not to exceed 10 years. Goodwill under GAAP is not amortized into earnings and annually analyzed for impairment which would be reported as a recognized loss into earnings.

Comprehensive income and its components are not presented under NAIC SAP.

Statement of cash flows are presented as prescribed under NAIC SAP.

10

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Significant statutory accounting practices are as follows:

Investments

Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans and SVO identified investments are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 or P3 and above. Preferred stocks with NAIC designations of RP4 or P4 and below are carried at the lower of cost or fair value.

Common stocks are generally reported at fair value. Investments in stocks of insurance subsidiaries are carried at audited statutory equity and non-insurance subsidiaries and affiliates in which the Company has an interest of 10% or more are carried equal to the Company’s proportionate share of the audited GAAP-basis equity after the date of acquisition. The change in the carrying value is generally recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus. The value of affiliated subsidiaries was $115,309 and $119,436 at December 31, 2022 and 2021, respectively. The Federal Home Loan Bank (FHLB) common stock is carried at cost.

Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are written down if deemed impaired.

Real estate occupied by the Company and held for the production of income is reported at depreciated cost. Real estate held for sale is reported at the lower of amortized cost or fair value. Depreciation expense is determined by the straight-line method. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of its owned properties.

In 2015, the Company entered into a ten year, 4% non-recourse loan of $15,500 on a real estate property with scheduled maturities of $498, $518, and $11,388 during the years ended December 31, 2023, 2024, and 2025, respectively. The Company recorded an encumbrance on this real estate property up to its carrying value with the remaining amount classified as borrowings included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2022 and 2021, the amount of borrowing over the carrying value of real estate property was $4,496 and $3,920, respectively.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with remaining maturity of three months or less. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a non-admitted asset.

11

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The carrying amount of limited partnerships, limited liability companies, and joint ventures reflects the underlying GAAP equity of these investments. Income from these investments is recognized when distributed. Unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus. These investments are recorded in other investments in the Balance Sheets – Statutory Basis. The recorded carrying value of affiliated limited liability companies are as follows:

	2022	2021
AIC	$ 11,351	$ 9,606
VCA [1]	443	399
AAS [1]	758	432
Dental Select	64,535	79,091
BlueStar	—	34,343
Total	$ 77,087	$ 123,871

1 VCA and AAS did not have GAAP audits performed, so the Company non-admits these assets.

Other investments also include collateral loans, surplus debentures, and low-income housing tax credits carried under the amortized cost method. Other-than-temporary impairments of $1,633 and $1,265, and $691 were recorded as realized losses during 2022, 2021, and 2020, respectively. The Company has no investments in joint ventures, partnerships, or limited liability companies that exceeds 10% of its admitted assets.

The Company purchases and sells futures contracts to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Futures contracts are a standardized contractual agreement to buy or sell a particular financial instrument at a predetermined price in the future. The gains and losses of futures contracts are derived from the daily movement of the underlying market. These gains and losses are settled in cash through a daily variation margin. The Company also sells futures contracts on certain equity indices with expiration dates of less than 6 months as well as buys and sells futures contracts on certain Treasury notes and bonds, ranging in maturities between 1 and 30 years, with expiration dates of less than 6 months. The Company purchases and sells futures contracts to hedge volatility risk with expiration dates of less than 6 months. The Company does not receive cash on the initial purchase or sale of the futures contracts, but will receive or pay cash daily based on the movement of the underlying index or Treasury notes. The net notional amount of the futures contracts at December 31, 2022 and 2021 was $28,994 and $47,726, respectively.

The Company is required to post collateral to the brokering bank for futures. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the futures transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2022 and 2021 was $26,562 and $29,998, respectively.

Since futures contracts are not considered an effective hedge, the total variation margin on open contracts is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total variation margin on closed futures contracts is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The Company purchases and sells interest rate swaps to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. An interest rate swap is an agreement between two parties to exchange a stream of future cash flows based on a notional (principal) amount over a specified period of time. The Company trades “plain vanilla” interest rate swaps where a fixed payment is exchanged for a floating payment where the floating payment is based on SOFR The Company does not receive cash on the initial purchase or sale of an interest rates swap, but will receive or pay cash daily based on the change in value of the position. There were no interest rate swaps outstanding at December 31, 2022 and 2021, respectively.

12

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company is required to post collateral to the brokering bank for interest rate swaps. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the swaps transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets - Statutory Basis as an asset by the Company. There was no collateral posted for interest rate swaps as of December 31, 2022 and 2021, respectively.

Since interest rate swaps are not considered an effective hedge, the total variation margin on open swaps is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. The total variation margin on closed interest rate swaps is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

The Company purchases and sells call options (Over the Counter (OTC) index call options) to hedge insurance contracts whose credited interest is linked to returns on multiple equity indices based on a formula which applies participation rates and/or cap rates to the returns in the indices. Call options are contracts, which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The OTC index call options expire monthly until December 24, 2024. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased OTC index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price, while the written OTC index call options require the Company to pay cash at settlement if the closing Index value is above the strike price. The Company sells OTC index call options to effectively offset the proceeds the Company would receive on its purchased OTC index call options that represent a return above the amount that would be credited to insurance contracts electing a capped return in the Index. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company purchases and sells Exchange traded index call options (Exchange traded index call options) based on multiple equity indices to hedge equity index annuity contracts and universal life contracts. The Company has purchased and written Exchange traded index call options that expire through December 15, 2023. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written Exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price. If the closing index value is below the strike price, the Exchange traded index call options expire without value.

The Company purchases and sells Exchange traded put options (Equity put options) based on multiple equity indices to hedge variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Put options are contracts, which give the option purchaser the right, but not the obligation, to sell securities at a specified price during a specified period. The Company has no outstanding purchased and written Exchange traded put options as of December 31, 2022 and 2021. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Equity put options give the Company the right to receive cash at settlement if the closing index value is below the strike price, while the written Equity put options require the Company to pay cash at settlement if the closing index value is below the strike price. If the closing index value is above the strike price, the Equity put options expire without value.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to the options. To minimize this risk, the Company only enters into private contracts with counter-parties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The Company is not required to post collateral to counterparty banks for bilateral options due to the nature of positions taken. For listed contracts, the Company may be required to post collateral with the clearing (prime) broker depending on the positions taken. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2022 and 2021 was $3,904 and $4,000, respectively.

13

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Starting in 2020, the Company uses OTC foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with holding foreign currency denominated investments. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. When the currency swaps meet specific criteria, they may be designated as accounting hedges and accounted for as foreign currency fair value hedges. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (MNAs) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2022, the Company had no collateral pledged to or from counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

The options (OTC index call options, Exchange traded index call options and Equity put options) are carried at their fair value and reflected in other investments and other liabilities in the Balance Sheets – Statutory Basis. Changes in the fair value of expired options are reflected in net investment income and changes in the fair value of open options are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. Changes in the fair value of open options that do not meet the requirements of an effective hedge are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The foreign currency swaps used in effective hedges are carried in a manner consistent with the hedged asset or liability. Foreign currency swaps hedging bonds are carried at amortized cost and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the carrying value of open foreign currency swaps as a result of exchange rate changes are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Interest income received from open foreign currency swaps is reflected in net investment income. Changes in the carrying value of closed foreign currency swaps is reflected in net investment income.

Foreign currency swaps not used in an effective hedge are carried at fair value and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the fair value of open foreign currency swaps are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Changes in the fair value of closed foreign currency swaps and interest income associated with the currency swaps are reflected in net investment income.

14

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The credit exposure is limited to the fair value of the options and foreign currency swaps as follows:

	Fair Values of Derivative Instruments
	Asset Derivatives
	Balance Sheets - Statutory Basis Location	Notional Amount		Fair Value
		2022	2021	2022	2021
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts owned	Other investments	$ 2,326,454	$ 1,771,358	$ 70,244	$ 149,826
OTC index call option contracts written	Other investments	(1,173,605)	(929,642)	(33,324)	(86,692)
Exchange traded index call option contracts owned	Other investments	1,144,236	1,219,556	52,356	163,887
Foreign currency swaps - gross asset	Other investments	—	5,631	—	163
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - gross asset	Other investments	56,300	17,515	4,484	460
Total asset derivatives		$ 2,353,385	$ 2,084,418	$ 93,760	$ 227,644

The fair value of the related derivative liabilities are as follows:

	Fair Values of Derivative Instruments
	Liability Derivatives
	Balance Sheets - Statutory Basis Location	Notional Amount		Fair Value
		2022	2021	2022	2021
Derivatives Not Designated as Hedging Instruments:
Exchange traded index call option contracts written	Other liabilities	$ 1,134,454	$ 1,215,314	$ 34,566	$ 116,099
Foreign currency swaps - gross liability	Other liabilities	—	4,353	—	113
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - gross asset	Other liabilities	—	(14,078)	—	(434)
Foreign currency swaps - gross liability	Other liabilities	—	15,025	—	548
Total liability derivatives		$ 1,134,454	$ 1,220,614	$ 34,566	$ 116,326

15

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The amounts recognized in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for options, futures, interest rate swaps and foreign currency swaps are as follows:

	Summary of Operations and Changes in Capital and Surplus - Statutory Basis Location	Amount Recognized
		2022	2021	2020
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - closed	Net investment income	$ (25,586)	$ 34,925	$ 6,522
Exchange traded index call option contracts - closed	Net investment income	(20,651)	33,671	13,543
Equity put option contracts - closed	Net investment income	784	(1,584)	(15)
Futures contracts - closed	Net investment income	(41,108)	(30,960)	(25,598)
Interest rate swap contracts - closed	Net investment income	—	(22,723)	38,844
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - open	Net investment income	938	298	(2)
Total recognized in net investment income		$ (85,623)	$ 13,627	$ 33,294
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - open	Change in unrealized gains (losses)	$ (40,835)	$ (9,980)	$ (3,929)
Exchange traded index call option contracts - open	Change in unrealized gains (losses)	(29,296)	(4,323)	6,674
Futures contracts - open	Change in unrealized gains (losses)	3,886	(1,185)	(1,785)
Interest rate swap contracts - open	Change in unrealized gains (losses)	—	11,668	(1,262)
Foreign currency swaps - open	Change in unrealized gains (losses)	—	50	(310)
Derivatives Designated as Fair Value Hedges:
Foreign currency swaps - open	Change in unrealized gains (losses)	4,880	898	(241)
Total recognized in change in unrealized gains (losses)		$ (61,365)	$ (2,872)	$ (853)

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued, excluding loans on insurance contracts, with amounts over 90 days past due is non-admitted. There were no amounts excluded from unassigned surplus at December 31, 2022 and 2021.

16

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Non-Admitted Assets

In accordance with NAIC SAP, certain assets, designated as non-admitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to surplus. Non-admitted assets consist primarily of a portion of deferred income tax assets, prepaid expenses, advances to agents, furniture and equipment, application software, other investment income that is over 90 days past due, unaudited non-insurance subsidiaries and other assets not specifically identified as an admitted asset within NAIC SAP. Total non-admitted assets were $181,150 and $123,789 at December 31, 2022 and 2021, respectively.

Furniture and Equipment

Electronic data processing (EDP) equipment at cost of $10,793 and $9,877 and operating software at cost of $5,625 and $937 are carried at cost less accumulated depreciation at December 31, 2022 and 2021, respectively. The admitted value of the Company’s EDP and operating software is limited to three percent of capital and surplus, however the Company was not required to impose this limitation. The admitted portion at cost, net of accumulated depreciation of $13,920 and $8,712 was $2,498 and $2,102, respectively and is recorded in other admitted assets in the Balance Sheets – Statutory Basis at December 31, 2022 and 2021. EDP equipment and operating software are depreciated using the straight line method over the lesser of the estimated useful life of the related asset or three years.

An impairment of an asset is recorded as a charge to operations if both of the following conditions are met: information available prior to issuance of the statutory basis financial statements indicates that it is probable that an asset has been impaired at the date of the statutory basis financial statements and the amount of loss can be reasonably estimated.

Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally amortized over three to twenty years. Non-operating software is depreciated over the lesser of its estimated useful life or five years. Other furniture and equipment are depreciated using the straight line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years. Depreciation expense on depreciable assets of $5,379, $5,218 and $5,521 was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis for the years ended December 31, 2022, 2021 and 2020, respectively.

Reserves for Life, Accident and Health Policies, and Deposit-type Funds

Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities, or the PBR method under which the company holds the higher of the Net Premium reserve, the Deterministic reserve or the Stochastic reserves which considers a wide range of future economic conditions using justified company experience factors, such as mortality, lapses and expenses with prescribed rule-based requirements and regulatory guardrails. Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest and mortality assumptions. Reserves for variable annuities are calculated in conformance with section VM-21 of the Valuation Manual (VM-21). VM-21 requires the determination of reserves based on the combination of a conditional tail expectation 70 (CTE 70) stochastic amount and a possible additional standard projection amount. The additional standard projection amount is based on the Prescribed Projections Amount (PPA). Both the CTE 70 stochastic amount and PPA are based on a wide range of future economic conditions. The CTE 70 reflects prudent estimate assumptions and the PPA uses prescribed assumptions in place of certain prudent estimate assumptions.

17

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. The adequacy of these reserves is demonstrated annually using follow-up studies as defined in the Actuarial Standard of Practice No. 5, Section 3.6. In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a provision for litigated claims.

Reserves for unpaid group accident and health long-term disability contracts are a tabular calculation based on a seriatim listing of open disability claims. Issued and incurred claims are generated based on the 2012 Group Long-term Disability Table (GLTD). A modification is made for claims in the first two years from disablement.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims

The reserves for unpaid group and individual dental and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pending/unprocessed claims relative to the historic level of pending/unprocessed claims during the time period used in generating the claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Dividends to Policyholders

Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on direct individual life participating policies was $11,278,165 or 10.3% and $10,336,185 or 10.1% of the individual life policies in force as of December 31, 2022 and 2021, respectively. Dividends to policyholders also include reinsurance assumed business.

Accrued Separate Account Transfers

Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

18

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Asset Valuation and Interest Maintenance Reserves

The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $9,977, $9,487 and $8,861 for 2022, 2021 and 2020, respectively.

Recognition of Premium Revenues and Related Costs

Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts.

In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Surplus Notes

The Surplus Notes (the Notes) are included in capital and surplus. Interest on the Notes is not accrued until written approval from the Department has been received.

Income Taxes

The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which uses a modified separate return method. The modified separate return method adjusts the separate return method so that the net operating losses (or other current or deferred tax attributes) are characterized as realized by the Company when those attributes are realized (or realizable) by the consolidated group.

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2022 and 2021.

The Company is subject to taxation in the United States and various states. In 2018, the Internal Revenue Service (IRS) started a limited scope examination of the AMHC consolidated federal income tax return for tax year 2015. Additionally, the 2017 net operating loss carryback claim filed amending tax years 2015 and 2016 are currently under examination as part of the Joint Committee on Taxation process. Due to the IRS examinations, the Company has extended the statute of limitations for tax years 2015 and 2016. The Company is no longer subject to examinations by tax authorities for years before 2015.

19

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements. Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Change in Valuation Basis

The Company reported a change in valuation basis in 2020, which impacted variable annuity reserves for contracts written from 1981 to 2019 under the revisions to the CARVM adopted in VM-21. The Company elected not to phase-in the change in reserve valuation basis and recognized the full amount in unassigned funds of $5,820 for the year ended December 31, 2020.

NOTE 2 - BUSINESS COMBINATIONS AND GOODWILL

Statutory Purchase Method

Effective September 30, 2021, the Company acquired 100% of BlueStar, a Florida third party administrator of retirement plans. In a concurrent transaction, was converted to a limited liability company.

The transaction was accounted for as a statutory purchase and reflects the following:

2022
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of goodwill	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
BlueStar	September 30, 2021	$ 34,858	$ 31,756	$ 31,756	$ 0	$ 0	$ 0	0.0%

20

NOTE 2 - BUSINESS COMBINATIONS AND GOODWILL, (continued)

Statutory Merger

Effective October 31, 2022, BlueStar was merged into the Company with its net assets of $375 distributed to the Company. The Company recognized a realized gain of $279 and an unrealized loss of $31,756 in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis as a result of this transaction. The unrealized loss represented the write-off of embedded goodwill. No additional shares of the Company were issued.

Effective September 30, 2021, Griffin, a wholly-owned subsidiary, was merged into the Company. The Company recorded a realized loss of $17,759 in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

Subcomponents and Calculation of Adjusted Surplus and Total Admitted Goodwill

December 31, 2022
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
Capital & Surplus	$ 1,899,564	XXX
Less:
Admitted Positive Goodwill	64,748	XXX
Admitted EDP Equipment & Operating System Software	2,498	XXX
Admitted Net Deferred Taxes	96,762	XXX
Adjusted Capital and Surplus	1,735,556
Limitation on amount of goodwill (adjusted capital and surplus times 10%
goodwill limitation)	173,556
Current period reported Admitted Goodwill	XXX	64,748
Current Period Admitted Goodwill as a % of prior period Adjusted
Capital and Surplus	XXX	4%

NOTE 3 - INVESTMENTS

Bonds

The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

December 31, 2022
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$ 107,791	$ 78	$ (12,551)	$ 95,318
All other governments	2,057	—	(106)	1,951
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	202,913	7	(18,350)	184,570
Hybrid securities	5,137	—	(1,083)	4,054
Industrial and miscellaneous (unaffiliated)	10,726,302	29,632	(1,267,076)	9,488,858
Total bonds	$ 11,044,200	$ 29,717	$ (1,299,166)	$ 9,774,751

21

NOTE 3 - INVESTMENTS, (continued)

December 31, 2021
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$ 135,288	$ 5,723	$ (1,566)	$ 139,445
All other governments	2,113	249	—	2,362
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	248,678	14,421	(1,412)	261,687
Hybrid securities	10,044	2,980	(722)	12,302
Industrial and miscellaneous (unaffiliated)	9,935,115	787,565	(45,671)	10,677,009
Total bonds	$ 10,331,238	$ 810,938	$ (49,371)	$ 11,092,805

At December 31, 2022 and 2021, the amortized cost of bonds was reduced by $4,519 and $382, respectively, of cumulative fair value adjustments on ETF mutual fund bonds and bonds rated NAIC 6 to derive the carrying amounts of bonds in the Balance Sheets - Statutory Basis of $11,039,681 and $10,330,856, respectively.

The cost or amortized cost and estimated fair value of bonds at December 31, 2022 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$ 220,729	$ 219,837
Due after one year through five years	1,626,053	1,559,688
Due after five years through ten years	2,632,180	2,388,445
Due after ten years	6,416,448	5,473,054
Bonds with multiple repayment dates	148,790	133,727
Total bonds	$ 11,044,200	$ 9,774,751

Proceeds from the sales of bonds were $588,433, $297,045, and $466,268 for the years ended December 31, 2022, 2021 and 2020, respectively.

22

NOTE 3 - INVESTMENTS, (continued)

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2022	2021	2020
Bonds:
Gross realized capital gains on sales	$ 12,908	$ 10,740	$ 21,299
Gross realized capital losses on sales	(4,606)	(1,350)	(7,164)
Net realized capital gains on sales	8,302	9,390	14,135
Other, including impairments and net gain on dispositions other than sales	(641)	198	(4,018)
Total bonds	7,661	9,588	10,117
Preferred stocks	—	2,050	(6)
Common stocks	3,221	361	15,400
Mortgage loans	110	424	93
Real estate	55	4,501	(1)
Other investments	20,424	9,696	12,463
Realized capital gains before federal income taxes and transfer to IMR	31,471	26,620	38,066
Realized capital gains transferred to IMR	8,726	12,980	18,132
Federal income tax expense	4,718	6,594	3,557
Net realized capital gains	$ 18,027	$ 7,046	$ 16,377

The Company has entered into an agreement with the FHLB of Topeka to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit) up to $896,068 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $500 maximum, plus an additional activity-based stock purchase equal to 4.5% of the advances less the amount of the asset-based membership stock held. As part of the agreement, $29,714 and $14,841 in stock was owned at December 31, 2022 and 2021, respectively.

The amount of FHLB capital stock held, in aggregate, and classified as of December 31 is as follows:

	General Account
	2022	2021
Membership stock - class A	$ 304	$ 305
Membership stock - class B	27,816	14,200
Excess stock	1,594	336
Aggregate total	$ 29,714	$ 14,841
Actual or estimated borrowing capacity as determined by the insurer	$ 896,068	$ 933,142

As of December 31, 2022 and 2021, the Company did not have any FHLB membership stock, listed above, eligible for redemption.

As of December 31, 2022 and 2021, the Company had issued $700,000 and $500,000 of funding agreements with the FHLB, respectively. There is $1,352,091 and $1,270,608 of bonds and mortgage loans pledged as collateral at December 31, 2022 and 2021, respectively, as a result of these agreements. The assets and reserves related to the funding agreements are reported in the general account as the Company’s strategy is to increase investment income to the general account from the investment spread strategy. The related reserves are reported in deposit-type funds of $700,967 and $500,117 on the Balance Sheets – Statutory Basis as of December 31, 2022 and 2021, respectively.

23

NOTE 3 - INVESTMENTS, (continued)

The values of the bonds and mortgage loans pledged as collateral to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2022	2021
Fair value	$ 1,205,998	$ 1,331,349
Carrying value	1,352,091	1,270,608
Aggregate total borrowing - funding agreements	700,000	500,000
Aggregate total borrowing - lines of credit	95,000	—

The maximum amount of collateral pledged to the FHLB during the years ended December 31 is as follows:

	General Account
	2022	2021
Fair value	$ 1,303,738	$ 1,413,492
Carrying value	1,352,091	1,334,970
Amount borrowed at time of maximum collateral - funding agreements	700,000	500,000
Amount borrowed at time of maximum collateral - lines of credit	95,000	—

The Company does not have any prepayment obligations related to the funding agreements.

Restricted Assets

A detailed summary of restricted assets (including pledged assets) primarily bonds, common stock, mortgage loans and cash at cost or amortized cost is as follows:

December 31, 2022
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$ 29,714	$ 14,841	$ 14,873	$ —	$ 29,714	0.116%	0.117%
Bonds on deposit with states	145,434	134,407	11,027	—	145,434	0.570%	0.574%
Pledged collateral to FHLB
(including assets backing
funding agreements)	1,352,091	1,270,608	81,483	—	1,352,091	5.301%	5.339%
Pledged as collateral not
captured in other categories:
Derivatives	30,466	33,998	(3,532)	—	30,466	0.119%	0.120%
Other restricted assets:
Policy Loans reinsurance
assumed	114,674	117,034	(2,360)	—	114,674	0.450%	0.453%
Bonds and short-term
investments from
reinsurance assumed	977,515	1,104,770	(127,255)		977,515	3.832%	3.860%
Total restricted assets	$ 2,649,894	$ 2,675,658	$ (25,764)	$ —	$ 2,649,894	10.388%	10.463%

24

NOTE 3 - INVESTMENTS, (continued)

December 31, 2021
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$ 14,841	$ 16,662	$ (1,821)	$ —	$ 14,841	0.054%	0.054%
Bonds on deposit with states	134,407	133,105	1,302	—	134,407	0.487%	0.489%
Pledged collateral to FHLB
(including assets backing
funding agreements)	1,270,608	1,087,735	182,873	—	1,270,608	4.601%	4.621%
Pledged as collateral not
captured in other categories:
Derivatives	33,998	54,988	(20,990)	—	33,998	0.123%	0.124%
Other restricted assets:
Policy Loans reinsurance
assumed	117,034	125,736	(8,702)	—	117,034	0.424%	0.426%
Bonds and short-term
investments from
reinsurance assumed	1,104,770	1,116,592	(11,822)	—	1,104,770	4.000%	4.018%
Total restricted assets	$ 2,675,658	$ 2,534,818	$ 140,840	$ —	$ 2,675,658	9.689%	9.732%

An aging of unrealized losses on the Company’s investments in bonds and unaffiliated stocks were as follows:

	December 31, 2022
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$ 61,025	$ (3,086)	$ 34,111	$ (9,465)	$ 95,136	$ (12,551)
All other governments	1,950	(106)	—	—	1,950	(106)
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	149,055	(9,310)	35,372	(9,040)	184,427	(18,350)
Hybrid securities	—	—	4,055	(1,083)	4,055	(1,083)
Industrial and miscellaneous (unaffiliated)	5,704,567	(524,996)	3,118,809	(742,080)	8,823,376	(1,267,076)
Total bonds	5,916,597	(537,498)	3,192,347	(761,668)	9,108,944	(1,299,166)
Preferred stocks	4,486	(415)	7,866	(773)	12,352	(1,188)
Common stocks	170,215	(3,811)	26,802	(3,574)	197,017	(7,385)
Total	$ 6,091,298	$ (541,724)	$ 3,227,015	$ (766,015)	$ 9,318,313	$ (1,307,739)

25

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2021
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$ 48,288	$ (1,565)	$ 188	$ (1)	$ 48,476	$ (1,566)
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	48,493	(1,411)	69	(1)	48,562	(1,412)
Hybrid securities	—	—	6,386	(722)	6,386	(722)
Industrial and miscellaneous (unaffiliated)	4,252,007	(21,617)	719,636	(24,054)	4,971,643	(45,671)
Total bonds	4,348,788	(24,593)	726,279	(24,778)	5,075,067	(49,371)
Preferred stocks	3,119	(18)	6,674	(2)	9,793	(20)
Common stocks	119,328	(278)	10,658	(122)	129,986	(400)
Total	$ 4,471,235	$ (24,889)	$ 743,611	$ (24,902)	$ 5,214,846	$ (49,791)

The unrealized losses related to bonds in 2022 and 2021 reported above were partially due to liquidity and market-related considerations. The Company considers various factors when considering if a decline is other-than-temporary, including the length of time and size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security until maturity or recovery. Upon review of these factors, the Company determined that such declines were temporary in nature. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2022 and 2021.

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to, the length of time and magnitude of the unrealized loss; the volatility of the investment; analyst recommendations and price targets; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. Based on an evaluation of these factors, the Company did not record any realized losses for other-than-temporary impairments on unaffiliated common stocks during 2022, 2021 and 2020.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2022 and 2021, bonds at book/adjusted carrying value totaling $495,262 and $486,807, respectively, (4.5% and 4.6%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2022, 2021 and 2020, the Company recorded realized losses for other-than-temporary impairments on bonds of $1,841, $1,556 and $6,584, respectively.

There were no loan-backed and structured security investments with recognized other-than-temporary impairments in 2022.

A summary of loan-backed and structured security investments included in industrial and miscellaneous (unaffiliated) with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2022
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured securities	$ 1,912,652	$ 1,770,507	$ (142,145)	$ 620,400	$ 536,410	$ (83,990)

26

NOTE 3 - INVESTMENTS, (continued)

December 31, 2021
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured securities	$ 603,865	$ 596,545	$ (7,320)	$ 142,691	$ 135,662	$ (7,029)

Mortgage Loans and Real Estate

For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations. Residential mortgage loans which are delinquent as to principal and interest 90 days or more are classified as nonperforming loans.

Debt service coverage ratios for income dependent mortgage loans are summarized as follows:

	December 31
	2022	2021
DSCR distribution
Below 1.0	$ 55,620	$ 102,392
1.0 - 1.2	215,154	195,258
1.2 - 1.8	975,873	979,953
Greater than 1.8	972,651	880,981
Total	$ 2,219,298	$ 2,158,584

Mortgage loans with a DSCR below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2022	2021
Loan to value
Below 60%	$ 11,990	$ 18,898
60-75%	2,441	2,642
Above 75%	999	1,054
Total	$ 15,430	$ 22,594

The key credit quality indicators for the residential mortgage loans are based on payment activity as follows:

December 31, 2022
	Residential First Mortgages	Second Trusts	Total
Performing	$ 35,510	$ 697	$ 36,207
Non-performing	1,151	533	1,684
Total	$ 36,661	$ 1,230	$ 37,891

27

NOTE 3 - INVESTMENTS, (continued)

December 31, 2021
	Residential First Mortgages	Second Trusts	Total
Performing	$ 39,691	$ 1,959	$ 41,650
Non-performing	3,214	—	3,214
Total	$ 42,905	$ 1,959	$ 44,864

An aging analysis of the loans held by the Company is summarized as follows:

	December 31, 2022
	Residential	Commercial	Total
Recorded investment (all)
Current	$ 34,605	$ 2,234,728	$ 2,269,333
30-59 days past due	1,018	—	1,018
60-89 days past due	584	—	584
90-179 days past due	—	—	—
180+ days past due	1,684	—	1,684
Accruing Interest 180+ Days Past Due
Recorded investment	—	—	—
Interest accrued	—	—	—
Participant or co-lender in a mortgage loan agreement
Recorded investment	—	1,287	1,287

	December 31, 2021
	Residential	Commercial	Total
Recorded investment (all)
Current	$ 40,489	$ 2,181,178	$ 2,221,667
30-59 days past due	920	—	920
60-89 days past due	241	—	241
90-179 days past due	1,520	—	1,520
180+ days past due	1,694	—	1,694
Accruing Interest 180+ Days Past Due
Recorded investment	—	—	—
Interest accrued	—	—	—
Participant or co-lender in a mortgage loan agreement
Recorded investment	—	1,782,659	1,782,659

At December 31, 2022, the average size of an individual commercial mortgage loan was $2,505. The average size of an individual residential mortgage loan was $218, excluding a loan held as a participant or co-lender in a mortgage agreement, as shown in the table above. For commercial mortgage loans, the Company’s policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. However, the due and accrued interest income deemed collectible on impaired loans over 180 days past due is non-admitted. For residential loans, the Company recognizes due and accrued interest income on impaired loans if under 90 days delinquent. Loans 90 days past due or greater will be placed on non-accrual status and all previously accrued interest will be reversed.

The Company had mortgage reserves (the mortgage component of the AVR) of $19,387 and $18,385 at December 31, 2022 and 2021, respectively. As of December 31, 2022, the maximum and minimum rates of interest in the Company’s mortgage loan portfolio were 7.50% and 2.85% for commercial mortgage loans and 9.50% and 2.00% for residential mortgage loans.

28

NOTE 3 - INVESTMENTS, (continued)

In 2022 and 2021, the Company issued 81 and 109, respectively, new commercial mortgage loans at the maximum and minimum rates of interest of 7.50% and 5.50%, respectively, and 3.20% and 2.85%, respectively, totaling $341,346 and $406,233, respectively. The Company did not acquire any new residential mortgage loans in 2022 and 2021.

At December 31, 2022 and 2021, the Company held no mortgage loans that were converted to loans with modified payment structures or that have a diminutive payment requirement.

Commercial and residential mortgage loans are evaluated individually for impairment. The Company had no impairments for commercial mortgage loans during 2022, 2021 and 2020. Impairments for residential mortgage loans were $0, $12 and $2 during 2022, 2021 and 2020, respectively.

The Company had no investment in impaired loans with credit losses as of December 31, 2022 and 2021. The investment in impaired loans without credit losses are as follows:

December 31, 2022
	Residential	Total
No allowance for credit losses	$ 28,582	$ 28,582

December 31, 2021
	Residential	Total
No allowance for credit losses	$ 34,854	$ 34,854

A summary of information pertaining to impaired loans is as follows:

	December 31, 2022
	Residential	Commercial	Total
Average recorded investment	$ 31,385	$ —	$ 31,385
Interest income recognized	1,417	—	1,417
Recorded investments on nonaccrual status	1,667	—	1,667
Amount of interest income recognized using the cash basis method
of accounting	1,407	—	1,407

	December 31, 2021
	Residential	Commercial	Total
Average recorded investment	$ 43,065	$ —	$ 43,065
Interest income recognized	1,674	—	1,674
Recorded investments on nonaccrual status	3,214	—	3,214
Amount of interest income recognized using the cash basis method
of accounting	1,688	—	1,688

The mortgage loans derecognized as a result of foreclosure are as follows:

	December 31
	2022	2021
Aggregate amount of mortgage loans derecognized	$ —	$ 153
Real estate collateral recognized	—	155

29

NOTE 3 - INVESTMENTS, (continued)

A summary of information pertaining to real estate sales is as follows:

	December 31, 2022
	Residential	Total
Number of sales	1	1
Gain recognized	$ 55	$ 55

	December 31, 2021
	Commercial	Total
Number of sales	1	1
Gain recognized	$ 4,501	$ 4,501

The gains recorded on sales are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

There were no residential real estate properties classified as held for sale for the year ended December 31, 2022. One residential real estate property with a recorded value of $155 was classified as held for sale for the year ended December 31, 2021. One commercial real estate property with a recorded value of $672 was classified as held for sale for the year ended December 31, 2022. There were no commercial real estate properties classified as held for sale for the years ended December 31, 2021.

Residential real estate is acquired through the foreclosure of residential mortgage loans. The Company’s intent is to dispose of all acquired residential real estate by sale as soon as economically feasible, which is typically within one year from acquisition.

Commercial real estate was either sold or classified as held for sale based on the Company’s intent to dispose of certain property via sale. Sales are usually within one year, based on economic factors, but may be extended per other executed agreements.

The Company recognizes real estate property impairments as other-than-temporary and records them as realized losses. The Company had no real estate impairments for the year ended December 31, 2022 and 2021.

Fair value for impaired commercial real estate and residential real estate was determined by valuations based on internal and/or external appraisals. The real estate impairment losses due to decreases in property value are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

Troubled Debt Restructuring

A summary of information pertaining to mortgage loans with restructured terms is as follows:

December 31, 2022
	Residential	Commercial	Total
Number of loans	119	—	119
Carry value	$ 27,350	$ —	$ 27,350
Interest income	$ 1,378	$ —	$ 1,378

30

NOTE 3 - INVESTMENTS, (continued)

December 31, 2021
	Residential	Commercial	Total
Number of loans	138	—	138
Carry value	$ 33,089	$ —	$ 33,089
Interest income	$ 1,645	$ —	$ 1,645

The Company incurred no amount of commitments to lend additional funds to debtors owing receivables whose terms have been modified in troubled debt restructuring. The Company’s income recognition policy for interest income on an impaired loan is the cash basis/cost recovery method. There were no short sales on residential mortgage loans in 2022 or 2021.

Low-Income Housing Tax Credit Investments

The Company has up to 13 remaining years of unexpired tax credits and is required to hold these investments for up to 16 years. During 2022 and 2021, the Company recognized $8,309 and $5,855, respectively, of low income housing tax credits (LIHTC) and other tax benefits. The Company’s investment in LIHTC recognized in the Balance Sheets - Statutory Basis in other investments was $68,042 and $60,023 and in other liabilities was $31,918 and $24,039 for the years ended December 31, 2022 and 2021, respectively. The Company has made unconditional commitments to provide additional capital contributions in low income housing partnerships of $11,154, $17,233, $1,519, in 2023, 2024 and 2025, respectively, and $2,012 thereafter. No property is currently subject to any regulatory review. The Company had no investment in LIHTC that exceeded 10% of its admitted assets. The Company recognized no impairment losses related to LIHTC at December 31, 2022 and 2021. The Company recognized no write-down or reclassification resulting from the forfeiture or ineligibility of tax credits at December 31, 2022 and 2021.

Offsetting and Netting of Assets and Liabilities

Call options and foreign currency swaps that qualified for offsetting and netting are as follows:

	December 31, 2022			December 31, 2021
	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Derivatives - call options	$ 70,244	$ 33,324	$ 36,920	$ 149,826	$ 86,692	$ 63,134
Derivatives - foreign
currency swaps	5,805	1,321	4,484	1,057	434	623

Liabilities:
Derivatives - call options	$ 33,324	$ 33,324	$ —	$ 86,692	$ 86,692	$ —
Derivatives - foreign
currency swaps	1,321	1,321	—	661	434	227

At December 31, 2022 and 2021, the net asset amount of $41,404 and $63,757, respectively, was recorded in other investments and the net liability amount of $0 and $227, respectively, was recorded in other liabilities on the Balance Sheets – Statutory Basis.

31

NOTE 3 - INVESTMENTS, (continued)

Net Investment Income

Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2022	2021	2020
Income:
Bonds	$ 419,734	$ 400,928	$ 388,691
Preferred stocks	586	528	484
Common stocks	7,427	7,905	5,724
Mortgage loans	104,071	107,955	103,789
Real estate[1]	14,515	15,187	15,209
Loans on insurance contracts	28,034	30,169	28,114
Short-term investments	763	73	1,680
Derivatives	(85,623)	13,627	33,294
Other investments	64,070	84,268	36,121
Amortization of interest maintenance reserve	9,977	9,487	8,861
Gross investment income	563,554	670,127	621,967
Total investment expenses	49,607	55,131	47,339
Net investment income	$ 513,947	$ 614,996	$ 574,628

1Includes amounts for the occupancy of company-owned property of $8,541, $8,541 and $8,999 in 2022, 2021, and 2020, respectively.

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) during 2022 and 2021, of which the total number of CUSIPs sold, disposed or otherwise redeemed was 32 and 110, respectively. The aggregate amount of investment income generated as a result of a prepayment penalties and/or acceleration fees from called securities was $2,704 and $21,393, respectively.

Fair Value Measurements

Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

32

NOTE 3 - INVESTMENTS, (continued)

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

	December 31, 2022
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$ —	$ —	$ 3	$ —	$ 3
Total bonds	—	—	3	—	3
Common stock
Industrial and miscellaneous (unaffiliated)	368,545	—	—	—	368,545
Total common stocks	368,545	—	—	—	368,545
Other investments	11,373	—	—	—	11,373
Derivative assets
Exchange traded index call options	52,356	—	—	—	52,356
Over the counter index call options	—	36,920	—	—	36,920
Foreign currency swaps	—	4,484	—	—	4,484
Total other investments	63,729	41,404	—	—	105,133
Separate account assets	—	—	—	9,286,022	9,286,022
Total assets at fair value/net asset value	$ 432,274	$ 41,404	$ 3	$ 9,286,022	$ 9,759,703

Liabilities at fair value
Derivative liabilities
Exchange traded index call options (written)	$ 34,566	$ —	$ —	$ —	$ 34,566
Total liabilities at fair value	$ 34,566	$ —	$ —	$ —	$ 34,566

33

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2021
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$ —	$ —	$ 17	$ —	$ 17
Total bonds	—	—	17	—	17
Common stock
Industrial and miscellaneous (unaffiliated)	452,545	—	—	—	452,545
Total common stocks	452,545	—	—	—	452,545
Other investments	27,628	—	—	—	27,628
Derivative assets
Exchange traded index call options	163,887	—	—	—	163,887
Over the counter index call options	—	63,134	—	—	63,134
Foreign currency swaps	—	460	—	—	460
Total other investments	191,515	63,594	—	—	255,109
Separate account assets	—	—	—	11,996,727	11,996,727
Total assets at fair value/net asset value	$ 644,060	$ 63,594	$ 17	$ 11,996,727	$ 12,704,398

Liabilities at fair value
Derivative liabilities
Exchange traded index call options (written)	$ 116,099	$ —	$ —	$ —	$ 116,099
Foreign currency swaps	—	227	—	—	227
Total liabilities at fair value	$ 116,099	$ 227	$ —	$ —	$ 116,326

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities

These assets and liabilities include actively-traded exchange-listed common stocks, mutual funds, exchange traded call and put options and exchange traded call and put options (written). Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities. Exchange traded call options and equity put options and written exchange traded call options and written equity put options are classified as Level 1.

Level 2 – Financial Assets

The Company's Level 2 assets includes bonds, OTC index call options and foreign currency swaps. Prices are based on other observable inputs, including quoted prices for similar assets/liabilities. The Company used broker quotes which are corroborated to the market for the monthly valuation of the index call options and foreign currency swaps. For the index call options, the broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option. For the foreign currency swaps, the broker quotes use models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades.

Level 3 - Financial Assets

The Company classified asset-backed securities and residential mortgage-backed securities carried at fair value due to NAIC 6 ratings in Level 3 at December 31, 2022 and 2021. The primary inputs to valuation include reported trades, bids, benchmark yields, credit spreads, estimated cash flows, prepayment speeds, and collateral performance. Collateral performance is analyzed for each security and includes delinquency rates, loss severity rates and prepayment speeds. These securities were classified in Level 3 due to the price being based on uncorroborated broker quotes, unobservable market inputs or internal valuations.

34

NOTE 3 - INVESTMENTS, (continued)

NAV - Financial Assets

Separate account assets represent NAVs as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

The following tables summarize changes to our financial instruments for the years ended December 31, 2022 and 2021 carried at fair value for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements:

	Beginning balance at 1/1/2022	Transfers into Level 3	Transfer out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Sales	Settlements	Ending balance at 12/31/2022
Assets:
Bonds
Industrial and miscellaneous (unaffiliated)	$ 17	$ —	$ (3)	$ —	$ 12	$ (23)	$ —	$ 3
Total assets	$ 17	$ —	$ (3)	$ —	$ 12	$ (23)	$ —	$ 3

	Beginning balance at 1/1/2021	Transfers into Level 3	Transfer out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Sales	Settlements	Ending balance at 12/31/2021
Assets:
Bonds
Industrial and miscellaneous (unaffiliated)	$ 83	$ 12	$ —	$ (3)	$ 5	$ (80)	$ —	$ 17
Total assets	$ 83	$ 12	$ —	$ (3)	$ 5	$ (80)	$ —	$ 17

Transfers in and out of Level 3, during 2022 and 2021, included securities measured at lower of cost or fair value.

The following table presents information about significant unobservable inputs used in Level 3 assets measured at fair value:

December 31, 2022
Assets accounted for		Predominant	Significant	Range of Values	Impact of Increase
at Fair Value		Valuation	Unobservable	- Unobservable Inputs	in Input on
on a recurring basis	Fair Value	Method	Input	(Weighted Average) ¹	Fair Value ²
Asset-backed securities [3]	$ 3	Vendor price	Price	15 -15 (15)	Increase

¹ The weighted average is determined based on the fair value of the securities.

² Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.

³	Primarily collateralized by home equity.
35

NOTE 3 - INVESTMENTS, (continued)

December 31, 2021
Assets accounted for		Predominant	Significant	Range of Values	Impact of Increase
at Fair Value		Valuation	Unobservable	- Unobservable Inputs	in Input on
on a recurring basis	Fair Value	Method	Input	(Weighted Average) ¹	Fair Value ²
Asset-backed securities [3]	$ 16	Vendor price	Price	36 - 36 (36)	Increase
Residential mortgage-backed securities [4]	$ 1	Discounted Cash Flows	Constant prepayment rate	7% - 7% (7%)	Decrease
			Constant default rate	0% - 0% (0%)	Decrease
			Loss severity	27% - 27% (27%)	Decrease

¹ The weighted average is determined based on the fair value of the securities.

² Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.

³	Primarily collateralized by home equity.

4 Primarily subordinated tranches of non-agency residential mortgage-backed securities.

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The Company had no financial instruments that were not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV. The fair values are also categorized into the three-level fair value hierarchy as described previously:

December 31, 2022
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$ 9,774,751	$ 11,039,681	$ —	$ 6,438,160	$ 3,336,591	$ —
Preferred stocks	12,946	13,583	—	12,946	—	—
Common stocks	398,259	398,259	368,545	29,714	—	—
Mortgage loans	2,062,363	2,272,619	—	—	2,062,363	—
Cash, cash equivalents and short-term
investments	42,135	42,135	42,135	—	—	—
Loans on insurance contracts	576,187	614,038	—	—	576,187	—
Other investments	242,065	250,660	66,570	98,690	76,805	—
Investment income due and accrued	119,326	119,326	119,326	—	—	—
Separate account assets	—	9,286,022	—	—	—	9,286,022
Total financial assets	$ 13,228,032	$ 24,036,323	$ 596,576	$ 6,579,510	$ 6,051,946	$ 9,286,022

Liabilities:
Deposit-type funds	$ 1,167,355	$ 1,170,856	$ —	$ —	$ 1,167,355	$ —
Borrowings	99,340	99,562	—	—	99,340	—
Derivative liabilities	34,566	34,566	34,566	—	—	—
Separate account liabilities	—	9,286,022	—	—	—	9,286,022
Total financial liabilities	$ 1,301,261	$ 10,591,006	$ 34,566	$ —	$ 1,266,695	$ 9,286,022

36

NOTE 3 - INVESTMENTS, (continued)

December 31, 2021
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$ 11,092,805	$ 10,330,856	$ —	$ 8,119,665	$ 2,973,140	$ —
Preferred stocks	11,325	10,273	—	11,325	—	—
Common stocks	467,386	467,386	452,545	14,841	—	—
Mortgage loans	2,338,215	2,226,042	—	—	2,338,215	—
Cash, cash equivalents and short-term
investments	186,574	186,574	186,574	—	—	—
Loans on insurance contracts	693,190	545,818	—	—	693,190	—
Other investments	405,729	391,433	192,652	142,081	70,996	—
Investment income due and accrued	118,569	118,569	118,569	—	—	—
Separate account assets	—	11,996,727	—	—	—	11,996,727
Total financial assets	$ 15,313,793	$ 26,273,678	$ 950,340	$ 8,287,912	$ 6,075,541	$ 11,996,727

Liabilities:
Deposit-type funds	$ 990,510	$ 990,510	$ —	$ —	$ 990,510	$ —
Borrowings	3,840	3,989	—	—	3,840	—
Derivative liabilities	116,326	116,326	116,099	227	—	—
Separate account liabilities	—	11,996,727	—	—	—	11,996,727
Total financial liabilities	$ 1,110,676	$ 13,107,552	$ 116,099	$ 227	$ 994,350	$ 11,996,727

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds and preferred stocks: For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Bonds and preferred stocks priced based on observable market information are assigned to Level 2. Bonds priced based on uncorroborated broker quotes, unobservable market inputs, partnership valuations or internal valuations are assigned to Level 3.

Common stocks: For publicly traded securities and mutual funds, fair value is obtained from independent pricing services or fund managers and are assigned to Level 1 as the fair values are based on quoted prices in active markets for identical securities. For stock in FHLB carrying amount approximates fair value and as such is assigned to Level 2. Stocks in affiliates carried on the equity method are not included as part of the fair value disclosure.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk. The fair value of residential mortgage loans is determined by the Yield-Based or Price-Based approach. The Yield-Based approach, applied to performing and sub-performing loans, estimates fair value by first modeling contractual cash flows and then discounting the cash flows at an appropriate discount rate that incorporates an appropriate base rate (e.g., Treasury) to which a risk premium (spread) is added. The Price-Based approach, applied to non-performing loans (greater than 90 days past due) along with certain sub-performing loans, utilizes a direct estimate of a loan’s net present value or dollar price, largely based on underlying collateral values.

37

NOTE 3 - INVESTMENTS, (continued)

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

Other investments and derivative liabilities: Public equity securities are classified as Level 1 securities as the fair values are based on quoted prices in active markets. Exchange traded call and put options and exchange traded call and put options (written) are classified as Level 1 since the valuations are based on quoted prices in active markets for identical securities. U.S. government agency securities are classified as Level 2 as the prices are based on observable market data. OTC index call options where the primary inputs to valuations include broker quotes that utilize inputs tailored to the remaining term of each call option and are assigned to Level 2. Foreign currency swaps are classified as Level 2 as the valuation is based on models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment. The fair value for other investments assigned to Level 3 are based on quoted market prices where trading activity is not available to corroborate or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments carried on the equity method are not included as part of the fair value disclosure.

Loans on insurance contracts: The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowings: The fair value of borrowed money is estimated using discounted cash flow calculations based on current interest rates consistent with the maturity of the obligation.

Separate account assets and liabilities: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values. Separate account liabilities are carried at the value of the underlying assets.

NOTE 4 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

38

NOTE 4 - INCOME TAXES, (continued)

The components of the net deferred tax asset/(liability) as of December 31, 2022 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 270,909	$ 2,554	$ 273,463
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	270,909	2,554	273,463
Deferred tax assets non-admitted	81,820	—	81,820
Subtotal net admitted deferred tax assets	189,089	2,554	191,643
Deferred tax liabilities	39,067	55,814	94,881
Net admitted deferred tax assets/(liability)	$ 150,022	$ (53,260)	$ 96,762

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2022 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$ —	$ —	$ —
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$ 96,762	$ —	$ 96,762
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$ 96,762	$ —	$ 96,762
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$ 270,046
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$ 92,327	$ 2,554	$ 94,881
Deferred tax assets admitted as the result of application
of NAIC SAP	$ 189,089	$ 2,554	$ 191,643

The components of the net deferred tax asset/(liability) as of December 31, 2021 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 248,631	$ 2,861	$ 251,492
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	248,631	2,861	251,492
Deferred tax assets non-admitted	44,951	—	44,951
Subtotal net admitted deferred tax assets	203,680	2,861	206,541
Deferred tax liabilities	41,680	76,517	118,197
Net admitted deferred tax assets/(net deferred tax liability)	$ 162,000	$ (73,656)	$ 88,344
39

NOTE 4 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2021 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$ —	$ —	$ —
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$ 88,344	$ —	$ 88,344
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$ 88,344	$ —	$ 88,344
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$ 283,023
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$ 115,336	$ 2,861	$ 118,197
Deferred tax assets admitted as the result of application
of NAIC SAP	$ 203,680	$ 2,861	$ 206,541

The changes in the components of the net deferred tax asset/(liability) from December 31, 2021 to December 31, 2022 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 22,278	$ (307)	$ 21,971
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	22,278	(307)	21,971
Deferred tax assets non-admitted	36,869	—	36,869
Subtotal net admitted deferred tax assets	(14,591)	(307)	(14,898)
Deferred tax liabilities	(2,613)	(20,703)	(23,316)
Net admitted deferred tax assets/(net deferred tax liability)	$ (11,978)	$ 20,396	$ 8,418

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$ —	$ —	$ —
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	8,418	—	8,418
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	8,418	—	8,418
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	(12,977)
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	(23,009)	(307)	(23,316)
Deferred tax assets admitted as the result of application
of NAIC SAP	$ (14,591)	$ (307)	$ (14,898)

The Company does not carry any deferred tax liabilities on unrealized capital gains related to investments in affiliates.

40

NOTE 4 - INCOME TAXES, (continued)

The Company used the following amounts in determining the DTA admissibility:

	2022	2021
Ratio percentage used to determine recovery period and
threshold limitation above	900%	914%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$ 1,800,304	$ 1,886,819

There were no tax planning strategies utilized as of December 31, 2022 or 2021.

The provision for incurred federal income taxes on earnings are:

	Years ended December 31
	2022	2021	2020
Federal	$ (143)	$ 17,359	$ 19,600
Federal income tax on net capital gains	6,550	9,319	7,365
Federal income tax incurred	$ 6,407	$ 26,678	$ 26,965

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2022	2021	2020	from 2021	from 2020
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$ 158	$ 172	$ 167	$ (14)	$ 5
Unearned premium reserve	518	515	430	3	85
Policyholder reserves	100,279	93,859	89,735	6,420	4,124
Investments	10,596	10,124	7,521	472	2,603
Deferred acquisition costs	82,402	75,319	70,032	7,083	5,287
Policyholder dividends accrual	1,154	1,328	1,548	(174)	(220)
Fixed assets	6	1	5	5	(4)
Compensation and benefits accrual	25,224	30,390	29,239	(5,166)	1,151
Receivables - non-admitted	20,859	16,556	14,571	4,303	1,985
Net operating loss carry-forward	242	260	277	(18)	(17)
Intangible amortization	15,446	10,159	11,216	5,287	(1,057)
Other (including items <5% of total
ordinary tax assets)	14,025	9,948	9,566	4,077	382
Subtotal	270,909	248,631	234,307	22,278	14,324
Statutory valuation allowance adjustment	—	—	—	—	—
Non-admitted deferred tax assets	81,820	44,951	64,592	36,869	(19,641)
Admitted ordinary deferred tax assets	$ 189,089	$ 203,680	$ 169,715	$ (14,591)	$ 33,965

41

NOTE 4 - INCOME TAXES, (continued)

	December 31			Change	Change
	2022	2021	2020	from 2021	from 2020
Capital
Investments	$ 452	$ 476	$ 1,469	$ (24)	$ (993)
Real Estate	1,994	2,102	1,938	(108)	164
Other (including items <5% of total
ordinary tax assets)	108	283	444	(175)	(161)
Subtotal	2,554	2,861	3,851	(307)	(990)
Statutory valuation allowance adjustment	—	—	—	—	—
Non-admitted	—	—	—	—	—
Admitted capital deferred tax assets	2,554	2,861	3,851	(307)	(990)
Admitted deferred tax assets	$ 191,643	$ 206,541	$ 173,566	$ (14,898)	$ 32,975

Deferred tax liabilities:
Ordinary
Investments	$ 2,432	$ 1,617	$ 3,014	$ 815	$ (1,397)
Fixed assets	2,285	2,486	2,925	(201)	(439)
Deferred and uncollected premium	17,433	17,778	17,793	(345)	(15)
Policyholder reserves	10,254	13,452	17,038	(3,198)	(3,586)
Unearned commissions	6,520	6,204	3,699	316	2,505
Other (including items <5% of total
ordinary tax liabilities)	143	143	144	—	(1)
Subtotal	$ 39,067	$ 41,680	$ 44,613	$ (2,613)	$ (2,933)

Capital
Investments	$ 55,091	$ 75,747	$ 46,050	$ (20,656)	$ 29,697
Real estate	723	770	291	(47)	479
Subtotal	$ 55,814	$ 76,517	$ 46,341	$ (20,703)	$ 30,176

Deferred tax liabilities	$ 94,881	$ 118,197	$ 90,954	$ (23,316)	$ 27,243

Net deferred tax assets	$ 96,762	$ 88,344	$ 82,612	$ 8,418	$ 5,732

The change in the net admitted deferred tax assets was $8,418, $5,732 and $10,970 for the years ended December 31, 2022, 2021 and 2020, respectively. The change in non-admitted deferred tax assets of $36,869, $(19,641) and $3,625 was included in change in non-admitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2022, 2021 and 2020, respectively.

The change in net deferred income taxes as of December 31 is as follows:

	2022	2021	Change
Total gross deferred tax assets	$ 273,463	$ 251,492	$ 21,971
Total deferred tax liabilities	94,881	118,197	(23,316)
Net deferred tax asset	$ 178,582	$ 133,295	45,287
Tax effect of change in unrealized losses and pension liability			(33,343)
Change in net deferred income tax			$ 11,944

42

NOTE 4 - INCOME TAXES, (continued)

	2021	2020	Change
Total gross deferred tax assets	$ 251,492	$ 238,158	$ 13,334
Total deferred tax liabilities	118,197	90,954	27,243
Net deferred tax asset	$ 133,295	$ 147,204	(13,909)
Tax effect of change in unrealized gains and pension liability			31,065
Change in net deferred income tax			$ 17,156

	2020	2019	Change
Total gross deferred tax assets	$ 238,158	$ 217,029	$ 21,129
Total deferred tax liabilities	90,954	84,420	6,534
Net deferred tax asset	$ 147,204	$ 132,609	14,595
Tax effect of change in unrealized gains and pension liability			3,728
Calvert deferred tax asset from dissolution			(651)
Change in net deferred income tax			$ 17,672

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2022, 2021 and 2020 were as follows:

	2022	2021	2020
Net gain from operations before income taxes	$ 83,546	$ 106,544	$ 67,641
Net realized capital gains before income taxes	31,471	26,620	38,066
Deferred reinsurance loss, net	(3,377)	(2,832)	(3,643)
Change in reserve on account of change in valuation basis	—	—	5,820
Change in pension liability	—	117	—
Change in unauthorized reinsurance	12	(12)	—
Total pre-tax statutory income	111,652	130,437	107,884
Change in non-admitted assets	(20,491)	(9,453)	(4,868)
IMR amortization	(9,977)	(9,487)	(8,861)
Affordable Care Act assessment	—	—	14,556
Tax-exempt income	(25,308)	(28,681)	(22,785)
Subsidiary conversion to single member LLC	—	—	(7,014)
Dissolution of subsidiary	(35,134)	—	(2,994)
Non-deductible expense	3,001	2,730	2,691
Other	4,006	1,202	2,368
Subtotal	27,749	86,748	80,977
Statutory tax rate	0.21	0.21	0.21
Subtotal	5,827	18,217	17,005
Tax credits	(11,364)	(8,695)	(7,712)
Total statutory income taxes	$ (5,537)	$ 9,522	$ 9,293

Federal and foreign income tax incurred	$ 6,407	$ 26,678	$ 26,965
Change in deferred income tax	(11,944)	(17,156)	(17,672)
Total statutory income taxes	$ (5,537)	$ 9,522	$ 9,293

The Company has no foreign tax credit carryovers to subsequent years.

43

NOTE 4 - INCOME TAXES, (continued)

At December 31, 2022, the Company has tax carryovers to subsequent years as follows:

Year of Origination		Amount	Year of Expiration
2016	Net operating loss	$ 1,155	2036

The amount of federal income tax which is available for recoupment in the event of future capital losses is $1,786, $31,452, $18,002 for the tax years 2022, 2021, 2020, respectively.

There were no deposits admitted under IRC Section 6033.

The Company joins in a consolidated federal income tax return filed by AMHC. The other members of the affiliated group joining in the AMHC consolidated return are as follows:

Ameritas Holding Company

Ameritas Investment Partners, Inc.

Ameritas Life Insurance Corp. of New York

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

In 2021, the Company received a return of capital of $1,700 from its wholly-owned subsidiary, Griffin, which was accounted for as a reduction in its carrying value.

In 2020, the Company made a capital contribution of $7,550 to its wholly-owned subsidiary, AIC.

The Company's variable life and annuity products are distributed through AIC. Policies placed by this affiliate generated commission and general insurance expense of $22,281, $26,047 and $24,766 for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2022 and 2021, which were recorded in other admitted assets and other liabilities in the Balance Sheets-Statutory Basis. The terms of the settlements require that these amounts be settled monthly.

	2022	2021
Ameritas Holding Company	$ (18,898)	$ (3,927)
Ameritas Life Insurance Corp. of New York	3,033	1,837
Ameritas Investment Company, LLC	375	580
Ameritas Investment Partners, Inc.	55	1,072
Ameritas Advisory Services, LLC	446	685
Dental Select	2,369	(60)
BlueStar Retirement Services, LLC	—	242
Total	$ (12,620)	$ 429

The Company provides, as well as receives, technical, financial, legal and marketing support to and from its affiliates under various administrative service and cost-sharing agreements. The net effect on general insurance expenses under these agreements has been an increase of $3,009 for the year ended December 31, 2022 and decreases of $2,455 and $32,957 for the years ended December 31, 2021 and 2020, respectively.

44

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

In addition, the Company receives investment advisory services from an affiliate. Costs related to this agreement, which are included in investment expenses, totaled $19,631, $18,434 and $16,484 for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company owns Ameritas-NY for which the audited statutory equity reflects a departure from the NAIC SAP due to state of domicile prescribed practice. This amount was immaterial for 2022 and 2021.

NOTE 6 - EMPLOYEE BENEFITS

The Company has unfunded, non-qualified pension plans (the NQ Plans) where the Company makes payments under certain voluntary arrangements for retirement benefits, which are not provided for under the AHC sponsored defined benefit pension plan.

The Company has deferred compensation plans covering the Board of Directors, certain management employees and agents. The Company's method of accounting for these plans is the accrual method and the assets for some of these deferred compensation plans are held in a Rabbi Trust.

The measurement date for the Company’s NQ Plans was December 31. A summary of the obligations and assumptions are as follows:

	Underfunded Pension Benefits
	2022	2021	2020
Benefit obligation at beginning of year	$ 44,138	$ 49,302	$ 46,603
Service cost	—	35	38
Interest cost	1,082	966	1,437
Actuarial gain (loss)	(6,145)	(1,458)	4,781
Benefits paid	(4,710)	(4,707)	(4,734)
Business combinations, divestitures, curtailments,
settlements and special termination benefits	—	—	1,177
Benefit obligation at end of year	$ 34,365	$ 44,138	$ 49,302

	Pension Benefits
	2022	2021	2020
Fair value of plan assets at beginning of year	$ —	$ —	$ —
Reporting entity contribution	4,710	4,707	4,734
Benefits paid	(4,710)	(4,707)	(4,734)
Fair value of plan assets at end of year	$ —	$ —	$ —

	Pension Benefits
	2022	2021	2020
Components:
Accrued benefit costs	$ 36,953	$ 40,739	$ 44,372
Liability (asset) for pension benefits	(2,588)	3,399	4,930
Assets and liabilities recognized:
Liabilities recognized	34,365	44,138	49,302
Unrecognized liabilities (assets)	(2,588)	3,399	4,930

45

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The components of net periodic benefit cost are as follows:

	Pension Benefits
	2022	2021	2020
Service cost	$ —	$ 35	$ 38
Interest cost	1,082	966	1,437
Amount of recognized (gains) losses	(158)	74	4,625
Total net periodic benefit cost	$ 924	$ 1,075	$ 6,100

Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits
	2022	2021	2020
Items not yet recognized as a component of net periodic cost - prior year	$ 3,399	$ 4,930	$ 4,657
Net gain (loss) arising during the period	(6,145)	(1,457)	4,781
Net gain (loss) recognized	158	(74)	(4,508)
Items not yet recognized as a component of net
periodic cost - current year	$ (2,588)	$ 3,399	$ 4,930

The amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost are as follows:

	Pension Benefits
	2022	2021	2020
Net recognized gains (losses)	$ (2,588)	$ 3,399	$ 4,930

The weighted-average assumptions are as follows:

	Pension Benefits
	2022	2021	2020
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31:
Weighted average discount rate	2.14%	2.98%	3.14%
Rate of compensation increase	1.81%	1.79%	1.77%

Weighted-average assumptions used to determine projected
benefit obligation as of December 31:
Weighted average discount rate	3.08%	2.14%	2.98%
Rate of compensation increase	N/A	1.81%	1.79%

Future expected pension benefit payments are as follows:

Year	Amount
2023	$ 4,318
2024	$ 3,871
2025	$ 3,756
2026	$ 3,638
2027	$ 3,518
2028-2032	$ 15,727

46

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The accumulated pension benefit obligation for the NQ plans is as follows:

December 31
	2022	2021
Accumulated benefit obligation	$ 34,365	$ 44,138
Projected benefit obligation (PBO)	$ 34,365	$ 44,138
Funded status (PBO - Plan assets)	$ 34,365	$ 44,138

Unrecognized items:
Unrecognized (gains) losses, net of tax	$ (2,045)	$ 2,685
Total unrecognized items, net of tax	$ (2,045)	$ 2,685

The Company participates in the Ameritas Pension Plan (the Plan), of which AHC is the plan sponsor. There were no expenses recognized for the Plan funding.

Total net periodic benefit cost for the Plan was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2022, 2021 and 2020.

The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents. In addition, certain of the Company’s employees participate in an unfunded, non-qualified defined contribution plan sponsored by AHC. Company matching contributions under the defined contribution plans range from 0.5% to 3.0% of the participant’s compensation. In addition, for eligible employees who are not Plan participants, the Company makes a contribution of 6.0% of the participant's compensation for those employees hired prior to January 1, 2006 and 5.0% of the participant's compensation for those hired after January 1, 2006. Contributions by the Company to the employee and agents defined contribution plans were $16,954, $15,013 and $14,717 in 2022, 2021 and 2020, respectively.

Additionally, the Company participates in a postretirement benefit plan sponsored by AHC. The expense for the postretirement benefit plan was entirely paid by AHC and then allocated accordingly.

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would be able to pay $189,706 in dividends in 2023, without prior approval. The Company did not pay ordinary dividends to AHC, its parent, in 2022, 2021 and 2020.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of December 31:

	2022	2021	2020
Unrealized capital gains, net of taxes	$ 36,786	$ 171,082	$ 23,160
Non-admitted asset values	(181,150)	(123,789)	(133,978)
Asset valuation reserve	(264,477)	(295,155)	(251,837)
47

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS, (continued)

On November 1, 1996, the Company issued $50,000 of 8.20% Surplus Notes (Notes). The Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. These Notes were underwritten by Merrill Lynch & Co. with the trustee as Bank of New York. Subject to prior written approval of the Department, these Notes will pay interest semi-annually on May 1 and November 1. In accordance with Department regulations, interest cannot be accrued until written approval has been received. Interest totaling $4,100 was paid in 2022, 2021 and 2020 and included as reduction to net investment income on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The carrying amount of the Notes totaling $49,967 and $49,958 at December 31, 2022 and 2021, respectively. There is no unapproved interest and principal. The life-to-date interest expense recognized on the Notes as of December 31, 2022 is $106,566. There has been not been any principal paid during the life of the Notes as of December 31, 2022. The interest offset percentage is 100%. The Notes holder, the asset issuer and the liquidity source are not related parties. The Notes are not contractually linked and the Notes payments are not subject to administrative offsetting provisions. Cash of $50,000 was received upon issuance and was not used to purchase an asset directly from the holder of the surplus note.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

At December 31, 2022 and 2021, the Company had outstanding agreements to fund mortgages totaling $19,249 and $86,932, respectively. In addition at December 31, 2022 and 2021, the Company has committed to invest $479,213 and $332,803, respectively, in equity-type limited partnerships in subsequent years. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

At December 31, 2022 and 2021, the Company had FHLB lines of credit available up to $100,821 and $433,142, respectively, if an immediate liquidity need would arise. The Company had outstanding balances of $95,000 as of December 31, 2022, related to these lines of credit with no outstanding balances as of December 31, 2021.

Guaranty Funds Assessments

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2022, 2021 and 2020, the charge to operations related to these assessments was not significant. The estimated liability for future guaranty fund assessments of $3,519 and $3,664 at December 31, 2022 and 2021, respectively, was based on data provided by the National Organization of Life & Health Guaranty Associations and is included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2022 and 2021, the Company had a related receivable of $2,591 and $2,710, respectively, for amounts recoverable against premium taxes which is included in other admitted assets in the Balance Sheets - Statutory Basis. The periods over which the guaranty funds assessments are expected to be paid are unknown at this time. Premium tax offsets are realized over the period allowed by each state once the guaranty fund assessment has been paid.

48

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

Reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges which are included in other admitted assets on the Balance Sheets – Statutory Basis as of December 31, 2022 and 2021 are as follows:

	2022	2021
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$ 5,102	$ 6,320
Decreases during the year
Premium tax offset applied	(1,062)	(1,065)
Charge off of estimated premium tax offset	(136)	(318)
	(1,198)	(1,383)
Increases during the year
Assessments paid	275	165
	275	165
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$ 4,179	$ 5,102

The liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets as of December 31, 2022 and 2021 are summarized below. The discount rate applied was 3.0% for December 31, 2022 and 2021.

December 31, 2022
	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty/ANIC	$ 7,325	$ 3,047	$ 5,147	$ 2,117

	December 31, 2022
	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty/ANIC	50	1-70	37	44	1-20	6

December 31, 2021
	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty/ANIC	$ 7,567	$ 3,288	$ 5,389	$ 2,360

	December 31, 2021
	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty/ANIC	50	1-70	37	44	1-20	6

49

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

Litigation and Regulatory Examination

From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations. There were no claims (per claim or claimant) where amounts paid to settle were related to extra contractual obligations or bad faith claims resulting from lawsuits during 2022 and 2021.

Uncollectibility of Assets

The Company had admitted assets of $14,217 and $13,187 at December 31, 2022 and 2021, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASC Plans

The gain from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

2022
Gross reimbursement for medical cost incurred	$ 183,245
Other income or expenses (including interest paid to or received from plans)	17,282
Gross expenses incurred (claims and administrative)	200,527

Net gain from operations	$ 3,587

50

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS , (continued)

Subsequent to the issuance of the December 31, 2021 financial statements, management identified errors in accounting and reporting due to misapplication of accounting principles related to uninsured accident and health plans. As a result, information related to administrative services only (ASO) uninsured plans was disclosed when the Company did not administer plans that meet the definition of ASO plans, in the amounts shown below. Further, for ASC plans, the Company understated gross reimbursement for medical cost incurred, other income or expenses (including interest paid to or received from plans), gross expenses incurred (claims and administrative), and the resulting net gain (loss) from operations by the amounts presented below, by presenting such amounts on a net basis for years ended:

ASO Plans
	2021			2020
	As Previously Reported	Correction of Error	As Restated	As Previously Reported	Correction of Error	As Restated
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$ (829)	$ 829	$ —	$ (1,393)	$ 1,393	$ —
Net gain (loss) from operations	$ (829)	$ 829	$ —	$ (1,393)	$ 1,393	$ —

Total claim payment volume	$ 180,138	$ (180,138)	$ —	$ 180,138	$ (180,138)	$ —

ASC Plans
	2021			2020
	As Previously Reported	Correction of Error	As Restated	As Previously Reported	Correction of Error	As Restated
Gross reimbursements for medical cost incurred	$ 28,857	$ 151,281	$ 180,138	$ 28,226	$ 124,719	$ 152,945
Other income or expenses (including interest paid or received from plans)	8,595	7,119	15,714	7,462	7,179	14,641
Gross expenses incurred (claims and administrative)	27,262	168,590	195,852	24,297	143,288	167,585
Net gain (loss) from operations	$ 10,190	$ (6,530)	$ 3,660	$ 11,391	$ (7,526)	$ 3,865

NOTE 10 - LEASES

The Company leases office space under operating lease agreements that expire at various dates through 2031. Certain rental commitments have renewal options extending through the year 2031. Some of these leases include escalation clauses, which vary with levels of operating expense. Rental expense under these leases totaled $3,229, $3,166 and $4,737 in 2022, 2021 and 2020, respectively. The Company has subleased a portion of office space and received sublease income recorded as an offset to general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis of $23, $33, and $621 in 2022, 2021 and 2020, respectively.

51

NOTE 10 - LEASES , (continued)

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2022:

Calendar Year	Amount
2023	$ 2,694
2024	2,065
2025	1,454
2026	1,321
2027 and thereafter	2,563
Total	$ 10,097

NOTE 11 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, DXC Technology Company (DXC) for which direct premiums written exceed 5% of total capital and surplus. DXC administers ordinary life and individual annuity business and does not have an exclusive contract. DXC has been granted the authority for claims payment, claims adjustment, reinsurance ceding, binding authority and premium collection. The total amount of direct premiums administered by DXC was $169,606, $267,540 and $271,184 for the years ended December 31, 2022, 2021 and 2020, respectively. The Company had a third-party administrator, Association Member Benefit Advisors Ltd (AMBA), which administered group accident and health business, does not have an exclusive contract, and has been granted the authority for binding authority and premium collection. Direct premiums administered by AMBA of $107,487 and $96,425 for the years ended December 31, 2022 and 2020, respectively, exceeded 5% of total capital and surplus. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums written by third-party administrators was $422,300, $504,670 and $518,344 for the years ended December 31, 2022, 2021 and 2020, respectively.

NOTE 12 - OTHER ITEMS

Securities on Deposit

Included in the Company's deposits with government agencies are bonds with a book/adjusted carrying value of $136,104 and $124,467 and cash of $1,534 and $2,136 at December 31, 2022 and 2021, respectively, in a Regulation 109 deposit account with the State of New York as a result of its delicensure in the state as of September 30, 2013.

NOTE 13 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2022 and through March 30, 2023, the date the financial statements were available to be issued.

NOTE 14 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. The Company has exposure to one reinsurer that is under an order of rehabilitation where a loss is likely for ceded business. The Company recorded a contingency liability of $12,043 and $14,613 at December 31, 2022 and 2021, respectively, on the Balance Sheets - Statutory Basis. The Company also adjusted its other reinsurance receivables included in other admitted assets and reserve for unpaid claims in the Balance Sheets - Statutory Basis due to our analysis of collectability. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

52

NOTE 14 - REINSURANCE , (continued)

The Company conducts reinsurance business with Ameritas-NY and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company, which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

Reinsurance premium transactions with affiliated and non-affiliated companies are summarized as follows:

	Years Ended December 31
	2022	2021	2020
Assumed	$ 107,822	$ 109,582	$ 109,062
Ceded	(228,462)	(267,198)	(252,021)
Reinsurance premiums, net	$ (120,640)	$ (157,616)	$ (142,959)

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

The Company did not have any affiliated transactions through reinsurance operations for premium income, commission expense allowances, benefits to policyholders and reserves for life, accident and health policies that were more than half of 1% of the Company's admitted assets for the years ended December 31, 2022, 2021 and 2020.

Effective October 1, 2019, the Company entered into a combination coinsurance/quota share funds withheld reinsurance agreement of an individual indexed annuity block and guaranteed living withdrawal benefit riders on an individual indexed annuity block with a third party.  Amortization of $3,377 and $2,832, which is based on the growth of the funds withheld liability, was recorded in change in surplus as a result of reinsurance, net of taxes, in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at December 31, 2022 and 2021, respectively.

The Company entered into two coinsurance agreements of participating life blocks with a third party (Coinsurance Treaties) effective on December 1, 2015. As of December 31, 2022 and 2021, invested assets of $989,028 and $1,117,422, respectively, were held in trust to support the obligations reinsured under the Coinsurance Treaties. The amounts held in trust are to be used solely to fund obligations incurred under the Coinsurance Treaties and represent 3.9% and 4.1% of the Company’s admitted assets at December 31, 2022 and 2021, respectively.

No reinsurance contracts with risk-limiting features were identified for disclosure in any year.

53

NOTE 15 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets – Statutory Basis, is summarized as follows:

	2022	2021	2020
Total reserve for unpaid claims at January 1	$ 345,354	$ 316,765	$ 284,339
Less reinsurance assumed	(18,121)	(18,267)	(17,354)
Plus reinsurance ceded	189,189	172,907	151,501
Direct balance	516,422	471,405	418,486

Incurred related to:
Current year	793,236	777,744	618,972
Prior year	(13,600)	2,986	13,035
Total incurred	779,636	780,730	632,007

Paid related to:
Current year	664,184	645,529	495,754
Prior year	98,358	90,184	83,334
Total paid	762,542	735,713	579,088

Direct balance	533,516	516,422	471,405
Plus reinsurance assumed	16,244	18,121	18,267
Less reinsurance ceded	(192,807)	(189,189)	(172,907)
Total reserve for unpaid claims at December 31	$ 356,953	$ 345,354	$ 316,765

As a result of favorable/(unfavorable) settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses (decreased)/increased by $(13,600), $2,986, and $13,035 for the years ended December 31, 2022, 2021, and 2020, respectively. During 2022, incurred claims were negative for prior year primarily due to a favorable claim runout for group dental products. During 2021 and 2020, unfavorable claim runout for disability products was partially offset by favorable claim runout for group dental products. There were no significant changes in methodologies and assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2022.

The Company paid and incurred assumed and ceded reinsurance claims as follows:

	2022	2021	2020
Paid assumed reinsurance claims	$ 79,612	$ 81,375	$ 67,813
Incurred assumed reinsurance claims	$ 77,734	$ 81,229	$ 68,726

Paid ceded reinsurance claims	$ 31,761	$ 29,287	$ 24,203
Incurred ceded reinsurance claims	$ 35,379	$ 45,569	$ 45,609

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

NOTE 16 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

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NOTE 16 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES, (continued)

As of December 31, 2022 and 2021, respectively, the Company had $2,386,878 and $3,427,643 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover the above insurance totaled $27,272 and $28,240 at December 31, 2022 and 2021, respectively.

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2022
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	1,859,173	—	1,859,173	28.2%
At fair value	—	2,149,930	2,149,930	32.6%
Total with adjustment or at fair value	1,859,173	2,149,930	4,009,103	60.8%
At book value without adjustment
(minimal or no charge)	2,109,395	—	2,109,395	32.0%
Not subject to discretionary withdrawal	469,653	—	469,653	7.2%
Total gross	4,438,221	2,149,930	6,588,151	100.0%
Reinsurance ceded	356,957	—	356,957
Total individual annuity reserves	$ 4,081,264	$ 2,149,930	$ 6,231,194
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ 188,797	$ —	$ 188,797

Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 1,048,387	$ —	$ 1,048,387	14.9%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	5,825,347	5,825,347	82.8%
Total with adjustment or at fair value	1,048,387	5,825,347	6,873,734	97.7%
At book value without adjustment
(minimal or no charge)	123,819	—	123,819	1.8%
Not subject to discretionary withdrawal	34,966	—	34,966	0.5%
Total gross	1,207,172	5,825,347	7,032,519	100.0%
Reinsurance ceded	8,702	—	8,702
Total group annuity reserves	$ 1,198,470	$ 5,825,347	$ 7,023,817
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —

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NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2022
	General Account	Separate Account Non-guaranteed	Total	% of Total
Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ 215,985	$ —	$ 215,985	14.0%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	373,612	373,612	24.2%
Total with adjustment or at fair value	215,985	373,612	589,597	38.2%
At book value without adjustment
(minimal or no charge)	239,630	—	239,630	15.5%
Not subject to discretionary withdrawal	715,673	—	715,673	46.3%
Total gross	1,171,288	373,612	1,544,900	100.0%
Reinsurance ceded	432	—	432
Total deposit-type funds	$ 1,170,856	$ 373,612	$ 1,544,468
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 6,450,590	$ 8,348,889	$ 14,799,479

	2021
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	1,632,630	—	1,632,630	23.6%
At fair value	—	2,823,648	2,823,648	40.8%
Total with adjustment or at fair value	1,632,630	2,823,648	4,456,278	64.4%
At book value without adjustment
(minimal or no charge)	2,097,258	—	2,097,258	30.3%
Not subject to discretionary withdrawal	368,460	—	368,460	5.3%
Total gross	4,098,348	2,823,648	6,921,996	100.0%
Reinsurance ceded	272,328	—	272,328
Total individual annuity reserves	$ 3,826,020	$ 2,823,648	$ 6,649,668
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ 160,832	$ —	$ 160,832

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NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2021
	General Account	Separate Account Non-guaranteed	Total	% of Total
Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 1,030,790	$ —	$ 1,030,790	12.0%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	7,371,957	7,371,957	86.0%
Total with adjustment or at fair value	1,030,790	7,371,957	8,402,747	98.0%
At book value without adjustment
(minimal or no charge)	130,039	—	130,039	1.5%
Not subject to discretionary withdrawal	38,335	—	38,335	0.5%
Total gross	1,199,164	7,371,957	8,571,121	100.0%
Reinsurance ceded	9,840	—	9,840
Total group annuity reserves	$ 1,189,324	$ 7,371,957	$ 8,561,281
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —

Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ 220,205	$ —	$ 220,205	14.0%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	587,451	587,451	37.2%
Total with adjustment or at fair value	220,205	587,451	807,656	51.2%
At book value without adjustment
(minimal or no charge)	255,287	—	255,287	16.2%
Not subject to discretionary withdrawal	515,442	—	515,442	32.6%
Total gross	990,934	587,451	1,578,385	100.0%
Reinsurance ceded	424	—	424
Total deposit-type funds	$ 990,510	$ 587,451	$ 1,577,961
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 6,005,854	$ 10,783,056	$ 16,788,910

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NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2022	2021
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$ 5,257,699	$ 4,994,138
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	22,035	21,206
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	1,170,856	990,510
	6,450,590	6,005,854
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	7,975,277	10,195,605
Exhibit 4, Line 9, Column 1	373,612	587,451
Total	$ 14,799,479	$ 16,788,910

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NOTE 18 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life insurance account value, cash value and reserves as of December 31 are as follows:

	2022
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 1,070,838	$ 1,070,386	$ 1,076,419	$ —	$ —	$ —
Universal life with secondary guarantees	753,257	631,387	1,232,632	—	—	—
Indexed universal life	13,971	13,964	14,091	—	—	—
Indexed universal life with secondary guarantees	1,091,925	900,498	960,006	—	—	—
Other permanent cash value life insurance	—	1,605,159	2,742,781	—	—	—
Variable universal life	146,649	1,060,788	157,522	922,149	—	919,743
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	505,067	XXX	XXX	—
Accidental death benefits	XXX	XXX	312	XXX	XXX	—
Disability - active lives	XXX	XXX	32,238	XXX	XXX	—
Disability - disabled lives	XXX	XXX	24,493	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	27,773	XXX	XXX	—
Total gross	3,076,640	5,282,182	6,773,334	922,149	—	919,743
Reinsurance ceded	—	—	614,353	—	—	—
Total life reserves	$ 3,076,640	$ 5,282,182	$ 6,158,981	$ 922,149	$ —	$ 919,743

	2021
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 1,104,614	$ 1,104,077	$ 1,110,275	$ —	$ —	$ —
Universal life with secondary guarantees	754,886	624,483	1,201,317	—	—	—
Indexed universal life	14,132	14,124	14,203	—	—	—
Indexed universal life with secondary guarantees	889,324	725,223	796,088	—	—	—
Other permanent cash value life insurance	—	1,510,716	2,682,080	—	—	—
Variable universal life	142,289	1,327,907	151,820	1,194,339	—	1,191,320
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	529,869	XXX	XXX	—
Accidental death benefits	XXX	XXX	322	XXX	XXX	—
Disability - active lives	XXX	XXX	30,350	XXX	XXX	—
Disability - disabled lives	XXX	XXX	24,807	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	28,782	XXX	XXX	—
Total gross	2,905,245	5,306,530	6,569,913	1,194,339	—	1,191,320
Reinsurance ceded	—	—	634,344	—	—	—
Total life reserves	$ 2,905,245	$ 5,306,530	$ 5,935,569	$ 1,194,339	$ —	$ 1,191,320

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NOTE 18 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile life reserves to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2022	2021
Life and Accident and Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$ 6,100,454	$ 5,878,162
Exhibit 5, Accidental Death Benefits Section, Total (net)	296	305
Exhibit 5, Disability - Active Lives Section, Total (net)	16,091	14,229
Exhibit 5, Disability - Disabled Lives Section, Total (net)	16,285	16,769
Exhibit 5, Miscellaneous Reserves Section, Total (net)	25,855	26,104
	6,158,981	5,935,569
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	919,743	1,191,320
	919,743	1,191,320
Total	$ 7,078,724	$ 7,126,889

NOTE 19 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

	2022		2021
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$ 4,852	$ (118)	$ 5,425	$ 342
Ordinary renewal	47,139	59,327	40,186	56,091
Group life	1	1	1	1
Total	$ 51,992	$ 59,210	$ 45,612	$ 56,434

NOTE 20 - SEPARATE ACCOUNTS

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies, group annuity contracts and group funding agreements of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The assets and liabilities of the account are legally separated or insulated from other Company assets and liabilities. The assets of the separate account are carried at NAV.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2022, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account.

In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated from the general account.

As of December 31, 2022 and 2021, the Company’s Separate Accounts included legally insulated assets of $9,286,022 and $11,996,727, respectively.

The Company does not engage in securities lending transactions within the separate account.

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NOTE 20 - SEPARATE ACCOUNTS, (continued)

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2022	2021	2020
For the year ended December 31:
Premiums, considerations or deposits	$ 1,071,230	$ 1,281,793	$ 1,083,406
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value	$ 9,268,632	$ 11,974,376

Reserves subject to discretionary withdrawal:
At fair value	$ 9,268,632	$ 11,974,376
Total included in Separate account liabilities in the
Balance Sheets – Statutory Basis	$ 9,268,632	$ 11,974,376

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2022	2021	2020
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts	$ 1,029,159	$ 1,228,829	$ 1,021,476
Transfers from the separate accounts	(1,392,531)	(1,700,163)	(1,620,718)
Net transfers from the separate accounts	(363,372)	(471,334)	(599,242)
Reconciling adjustments:
Deposit-type contracts assumption reinsurance	—	(1)	—
Net transfers from the separate accounts in the Summary of Operations and
Changes in Capital and Surplus – Statutory Basis of the Company	$ (363,372)	$ (471,335)	$ (599,242)

NOTE 21 - RECONCILING ITEMS TO ANNUAL STATEMENT

At December 31, 2022, the Company recorded charges for impairments related to a ceded reinsurer under rehabilitation. Certain reclassifications have been made to these financial statements from those filed with the Department and the audited financial statements as follows. There was no impact to Total Liabilities, Total Expenses or Surplus as filed.

	As Filed	Reclassification Adjustment	Audited Financial Statements
Reserves for life, accident and health policies	$ 11,892,411	$ 10,948	$ 11,903,359
Other liabilities	443,580	(10,948)	432,632

Change in reserves for life, accident and health policies	515,871	(2,518)	513,353
General insurance expenses	520,590	2,518	523,108

During 2022, the Company recorded an adjustment for policy loan income related to an assumption agreement. Certain reclassifications have been made to these financial statements from those filed with the Department and the audited financial statements as follows. There was no impact to Total Premiums and Other Revenue or Surplus as filed.

	As Filed	Reclassification Adjustment	Audited Financial Statements
Net investment income (including amortization of interest maintenance reserve)	$ 501,104	$ 12,843	$ 513,947
Miscellaneous income *	60,711	(12,843)	47,868

* Reflected on line 8.3 Aggregate write-ins for miscellaneous income in financial statements filed with the Department

61